UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: BlackRock Multi-State Municipal Series Trust
                    BlackRock Florida Municipal Bond Fund
                    BlackRock New Jersey Municipal Bond Fund
                    BlackRock Pennsylvania Municipal Bond Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 07/31/07

Item 1 -    Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Reports                                                         BLACKROCK
July 31, 2007

BlackRock Florida Municipal Bond Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
OF BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Florida Municipal Bond Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund

Important Tax Information

All of the net investment income distributions paid monthly by BlackRock Florida Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust during the taxable year ended July 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


2                 ANNUAL REPORTS                JULY 31, 2007

A Letter to Shareholders

Dear Shareholder

As the July reporting period closed, financial markets were rattled by ongoing problems in the credit markets, particularly those associated with the subprime mortgage industry. While this has been an issue for much of 2007, recent headlines and some high-profile credit collapses reignited concerns that credit problems could spill over into the broader economy and derail global financial markets. Although volatility has reared its head throughout the year, the fundamental market and economic backdrop has been little changed. U.S. economic activity has decelerated, led by a slowdown in the housing market, but economies outside the United States remain robust, which has been a boon for U.S. exports. Through July, the Federal Reserve Board had kept the target short-term interest rate on hold at 5.25%.

For the most part, equities continued to find support in robust merger-and-acquisition activity, a healthy global economy, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds generally prevailed over such headwinds as the weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average to post new record highs in mid-July before succumbing to the latest market correction.

Meanwhile, mixed economic signals and the credit market debacle have made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury bonds. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to nearly 4.75% by period-end. Prices correspondingly rose, reflecting the investor flight to quality. Against this backdrop, financial markets posted mixed results for the six-month period ended July 31, 2007, but continued to exhibit relative strength when measured over the past year:

Total Returns as of July 31, 2007                                                     6-month         12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                          +2.10%          +16.13%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           -2.47           +12.12
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      +8.38           +23.91
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +1.86           + 5.58
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +1.17           + 4.27
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -1.75           + 6.44
--------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

We expect market volatility to linger through the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee

THIS PAGE NOT PART OF YOUR FUND REPORT


                 ANNUAL REPORTS                JULY 31, 2007                  3

A Discussion With Your Funds' Portfolio Managers

      The Funds provided competitive returns relative to their respective Lipper category averages for the fiscal year, as we remained focused on protecting net asset value and enhancing yield in the portfolios.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields ended the 12-month period slightly lower (and prices modestly higher), but exhibited considerable volatility along the way.

As the 12-month period began, bond prices were improving (and yields falling) amid a backdrop of weakening U.S. economic growth. The bond price improvement accelerated in response to the Federal Reserve Board's (the Fed) decision on August 8, 2006 to keep its target interest rate on hold at 5.25% after 17 consecutive interest rate hikes since mid-2004. The rally continued in the fall amid moderating oil prices and slower gross domestic product (GDP) growth. By the end of November 2006, 30-year U.S. Treasury bond yields had fallen to 4.56%, a decline of 51 basis points (.51%) from July 31.

In early 2007, bond yields began to rise (and prices fall) due to strong competition from improving U.S. equity markets, continued moderate employment growth, higher bond yields overseas and growing investor conviction that the Fed would keep rates steady for the remainder of 2007. By the end of May, the 30-year Treasury yield was back up to 5.06%, but fell to 4.92% by the end of July amid renewed fears that ongoing problems in the subprime mortgage sector could spill over to other financial markets. This resulted in a significant "flight-to-quality" rally in the bond market and in the U.S. Treasury market in particular.

Year-over-year, the yield on the 30-year Treasury bond fell 15 basis points, while 10-year Treasury note yields declined 21 basis points to 4.78%. Movements in tax-exempt bond yields generally mimicked those seen in the taxable market. As measured by Municipal Market Data, yields on 30-year, Aaa-rated municipal bonds declined 10 basis points over the past year to 4.37%, while 10-year, AAA-rated issues saw their yields inch down 2 basis points to 3.97%.

Investor demand for municipal product remained strong throughout the past 12 months. Statistics from the Investment Company Institute indicate that tax-exempt mutual funds received over $14.2 billion in net new cash flows in the first six months of 2007, an increase of more than 118% compared to the same period in 2006. Demand softened somewhat in June and July as the increase in bond yields made individual municipal bond purchases attractive compared to the relatively stable yields generated by tax-exempt mutual funds. Weekly fund flows for long-term municipal bond funds, as measured by AMG Data, averaged $224 million during these months, down from a weekly average of $415 million in April of this year. Still, 2007's average weekly flows remain almost twice those seen a year ago. In the past three months, investors received approximately $100 billion from bond maturities, coupon income and the proceeds from various early redemptions. These monies helped support the strong demand for tax-exempt products in recent months.

Municipal bond volume appears to be on pace to set a new annual issuance record. During the three months ended July 2007, municipalities issued over $125 billion in new tax-exempt securities, an increase of 16.7% relative to levels a year earlier. Over the past six months, issuance has exceeded $232 billion, a 23% increase versus year-ago levels. Over the past year, more than $439 billion in new tax-exempt bonds was marketed, an increase of 19% compared to a year ago. Thus far in 2007, issuance is running more than 6% ahead of 2005's record pace. Underwritings exceeding $1 billion in size continued to dominate the new-issue calendar, although the recent market volatility has resulted in the postponement of a number of additional deals of this magnitude. Nevertheless, these deals continued to meet with positive demand from various investor classes, making their placement relatively easy with minimal, if any, market disruption.

The market's technical position appears reasonably balanced, as heavy new issuance has been met with continued strong demand. We expect that both traditional and non-traditional investors will continue to be drawn to the municipal market given relatively stable tax-exempt yield ratios and the steepness of the municipal curve compared to the taxable curve. It is likely that the recent rise in bond yields will put some pressure on refunding issuance, which is up 58% so far this year. Any decline in the recent pace of issuance can only be supportive of the municipal market's performance in the coming months.


4                 ANNUAL REPORTS                JULY 31, 2007

BlackRock Florida Municipal Bond Fund

Describe conditions in the State of Florida.

The State of Florida ended the period with ratings of Aa1, AAA and AA+ as assigned by Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. Florida's net tax-supported debt ranks 20th in the nation on a per-capita basis and 19th as a percentage of personal income, according to Moody's. The state's 2006 per-capita personal income of $35,798 was 20th in the nation, according to the U.S. Department of Commerce, and approximated the national average of $36,276. Florida's July 2007 unemployment rate was 3.9%, which compared favorably to the U.S. rate of 4.6%.

Led by continuing weakness in the housing market, Florida's fiscal year 2006 - 2007 revenues missed projections and the state now expects to report an operating deficit of $400 million for the year. As a result, appropriations for fiscal year 2007 - 2008 were immediately reduced by an additional 4% as new revenue forecasts are finalized. Property-tax reform remains a key credit factor for local governments in Florida, as most will be required to make significant budget adjustments going forward.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2007, BlackRock Florida Municipal Bond Fund's Institutional, Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares had total returns of +3.88%, +3.53%, +3.78%, +3.36%, +2.74%
and +3.26%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 18 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +4.27% and the Lipper Florida Municipal Debt Funds category posted an average return of +3.44%. The Lehman Index measures the performance of municipal bonds in all 50 states, whereas the Lipper category tracks funds that limit their investment to those securities exempt from taxation in the State of Florida.

The Fund provided strong relative returns and a competitive yield relative to its Lipper category average during the 12-month period. Performance was driven by our focus on the long end of the yield curve, which outperformed as the curve flattened in the first half of the year. Our exposure to non-investment-grade and lower-rated issues also contributed to performance in the first six months as credit spreads (versus higher-quality municipal issues of comparable maturity) tightened. Both of these dynamics shifted in the latter half of the period as the curve resteepened somewhat and turmoil in the credit markets caused spreads to widen. During this time, our exposure to A-rated hospital issues contributed to performance, as did our relatively neutral posture on interest rate risk. Our neutral duration meant that the Fund held more steady than competitor funds that had assumed a short or long bias in what was a volatile period for interest rates.

What changes were made to the portfolio during the period?

We continued our efforts to increase the level of income provided to shareholders while muting the Fund's net asset value volatility. To that end, we generally targeted premium-coupon bonds in the 20-year to 30-year maturity range whenever they became available. We continued to find the most attractive risk/reward trade-off here, although opportunities were somewhat limited as new municipal issuance in the State of Florida increased less than 3% over the 12 months and few of the new issues met our desired investment characteristics. Much of the supply came in the form of refinancings and/or with coupons below 5%. We wanted to avoid giving up bonds booked in the portfolio at higher yields relative to those available in the current low interest rate environment.

Having said that, market volatility in the second half of the year did present some opportunities for the portfolio. In the March - April timeframe, we added some uninsured hospital bonds to the portfolio as spreads widened and we were able to purchase these at relatively attractive prices. We also were able to obtain secondary insurance for one of these bonds, which serves to enhance its value in the marketplace. In May and June, we saw long-term yields reach levels not seen since July 2006. The rise in yields (and fall in prices) allowed us to sell some prerefunded bonds in the four-year to six-year maturity range and purchase bonds in the 20-year to 30-year part of the yield curve. This also presented an opportunity to extend from a neutral to slightly long portfolio duration, reflecting a modestly constructive view of the market.

How would you characterize the Fund's position at the close of the period?

The Fund ended the period fully invested and with a neutral to slightly long duration, reflecting a shift we made after rates rose dramatically in the second quarter of 2007. With rates at historic lows for some time, we were finding limited opportunities to enhance the portfolio's structure. However,


                 ANNUAL REPORTS                JULY 31, 2007                  5
heightened volatility toward period-end translated into increased opportunities.

Still, our mainline strategy is unchanged: We generally remain focused on longer-dated Florida issues, which we believe offer greater potential for yield enhancement as the curve resteepens. We will continue to exercise patience as we look for 20-year to 30-year bonds with coupons in the area of 5%.

Robert D. Sneeden
Portfolio Manager
BlackRock Florida Municipal Bond Fund

BlackRock New Jersey Municipal Bond Fund

Describe conditions in the State of New Jersey.

The State of New Jersey is rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, all with stable outlooks. New Jersey ranks fourth in both debt per capita and debt as a percent of personal income, according to Moody's. It ranked second in per-capita personal income in 2006 (preliminary), according to the U.S. Department of Commerce. New Jersey's July 2007 unemployment rate was 4.6%, consistent with the national rate. Late in June, New Jersey lawmakers approved a $33.5 billion fiscal year 2008 budget that increases spending by $2.7 billion, mainly for property-tax relief. The $2.7 billion increase is primarily financed by roughly $1.4 billion in reserves and deferrals available at fiscal year-end 2007 and $1.1 billion of projected revenue growth in fiscal year 2008. Continuing credit issues include budgetary pressures from retiree health care costs and pensions, especially as the amounts and uses of past pension contributions are now in question.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2007, BlackRock New Jersey Municipal Bond Fund's Institutional, Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares had total returns of +3.80%, +3.55%, +3.55%, +3.60%, +2.77%, +3.19%, +2.68% and +3.18%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 18 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +4.27% and the Fund's comparable Lipper category of New Jersey Municipal Debt Funds posted an average return of +3.68%. Unlike the Lehman Index, which measures the performance of municipal bonds nationally, the Lipper category consists of funds that limit their investment to securities exempt from taxation in the State of New Jersey.

Rapidly changing market conditions made for fairly erratic performance during the annual period. The second half, in particular, was marked by ongoing turmoil in the subprime lending business, which triggered significant volatility in fixed income assets overall; municipals were no exception. Despite the difficult backdrop, the Fund generally tracked the performance of its Lipper category average. In the first six months, increased exposure to longer-duration municipal bonds contributed positively to both total return and distributable income, as these issues generally outperformed their shorter-maturity peers during the period and their characteristically higher yields allowed us to maintain the Fund's slightly above-average distribution rate. The Fund's investments in higher yielding municipal securities also aided returns during this period as contracting credit spreads made for a favorable environment.

The Fund's high yield exposure and comparatively longer-maturity profile proved disadvantageous in the second half of the fiscal year, largely due to a widening in credit spreads and a significant pick-up in market volatility, especially in the fourth fiscal quarter (May - July). The ensuing rise in interest rates led to the underperformance of certain sector holdings of the Fund, namely housing and hospitals, which also negatively impacted the portfolio's total return. Further challenging performance throughout the period was the calling away of some of the Fund's higher-coupon bonds. In an environment where we cannot replace those higher yields, this occurrence dampened the distribution of the Fund.

What changes were made to the portfolio during the period?

Portfolio activity reflected our efforts to improve distributable income for shareholders and to increase the Fund's capital appreciation potential. A dearth of new issuance, coupled with the low absolute yields available, prompted us to largely retain the Fund's seasoned holdings, which consist of premium coupons with high credit quality and attractive book yields.

For the annual period, new issuance of New Jersey municipal bonds was down 1% versus the prior fiscal year. This figure somewhat overstates the actual supply available to the Fund, however, as it takes into account the state's refunding of $3.6 billion in bonds issued as part of the tobacco industry settlement (in January). Excluding the tobacco settlement bonds, new issuance was down a more considerable 31%.


6                 ANNUAL REPORTS                JULY 31, 2007

Still, we came across several opportunities to add new names and to enhance credit structures within the portfolio. Our participation in the abovementioned tobacco transaction provided a gain for the Fund via the price appreciation associated with the prerefunding of existing holdings, and allowed us to maintain our exposure to this sector. Other purchases during the annual period consisted primarily of new-issue housing bonds, new-issue uninsured hospital bonds and out-of-favor coupons (particularly discounted bonds), each of which offers above-market yield and enhances the portfolio's liquidity and potential for capital appreciation. We also added a few zero-coupon bonds, including Puerto Rico zeros. In addition to housing and hospitals, we found attractive credits in higher education (colleges and universities), and this remains a sector of interest.

In contrast, we continued to trim the portfolio's short-term holdings, in particular shorter-dated pre-refunded bonds and high-coupon, short-call bonds. The rationale is that these bonds are priced with a premium, but as they come close to their call date, their value depreciates at an accelerating pace. (Generally, we prefer to sell once the bonds are within a three-year window to their call date.) While this move temporarily hurts the Fund's distributable income, we believe it is a worthwhile trade-off to protect the portfolio's future total return potential. In redeploying the proceeds of these sales and initiating new purchases, we focused primarily on the long end of the municipal yield curve via the abovementioned credits.

How would you characterize the Fund's position at the close of the period?

We maintained a fully invested portfolio throughout and ended the annual period with a slightly longer duration than that of our comparable Lipper peer group. Going forward, we intend to maintain our focus on enhancing the Fund's yield and capital appreciation potential, while taking advantage of above-average interest rate volatility to execute relative value trades within both the institutional and retail sectors. We continue to believe that individual security selection and yield will be the key drivers of the Fund's future performance. Accordingly, we expect to prudently add duration and exposure to the long end of the municipal yield curve (in favor of higher yields and greater opportunity to generate incremental income for the portfolio), while being mindful of the increased volatility that has entered the market.

Timothy T. Browse, CFA
Portfolio Manager
BlackRock New Jersey Municipal Bond Fund


                 ANNUAL REPORTS                JULY 31, 2007                  7

A Discussion With Your Funds' Portfolio Managers (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Describe conditions in the Commonwealth of Pennsylvania.

At period-end, the Commonwealth of Pennsylvania was rated Aa2, AA and AA by Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. Pennsylvania ranks 24th in both debt per capita and debt as a percent of personal income, according to Moody's. Pennsylvania's per-capita income of $36,680 ranked 18th in the nation, according to the U.S. Department of Commerce. Pennsylvania's July 2007 unemployment rate was 4.3%, compared to the U.S. rate of 4.6%. State employment numbers continue to post incremental gains in contrast to a declining labor force.

Pennsylvania's fiscal year 2007 revenue collections reportedly exceeded official estimates by $650 million, primarily thanks to strong corporate and personal income-tax receipts. Negotiations surrounding the 2007 - 2008 budget were punctuated by a politically dramatic one-day furlough of 24,000 non-essential state workers. The $27.3 billion budget would be 3.5% larger than the prior year's budget, which is below the 5% - 6% growth rate seen in recent years. Expanded property-tax rebates initially will be financed by the Commonwealth's lottery surplus; however, legalized slot gambling revenues have begun to flow into Pennsylvania's coffers, with year-to-date gaming revenues of $427 million. Casino openings will accelerate over the next couple of years with the development and construction of newly licensed casino operator projects.

Homeowners in Pennsylvania are expected to see reductions in their school property-tax bills estimated at a rough average of $200 per household. Pennsylvania law now requires most school districts to ask voters this year whether they want to see property taxes cut further by increasing local income taxes, and also requires school boards to obtain voter approval for tax increases in excess of inflation. This could present challenges for local budgeting.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2007, BlackRock Pennsylvania Municipal Bond Fund's Institutional, Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares had total returns of +4.01%, +3.75%, +3.76%, +3.81%, +3.06%, +3.49%, +3.07% and +3.29%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 18 of this report to shareholders.) For the same period, the benchmark Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationwide, returned +4.27%. Fund returns were competitive with the +3.57% average return of the Lipper Pennsylvania Municipal Debt Funds category for the 12-month period. The Lipper category consists of funds that limit their investment to those securities exempt from taxation in Pennsylvania.

Fund performance continued to benefit from our focus on the long end of the yield curve, which outperformed the shorter end as the curve flattened, as well as from the portfolio's advantageous income component compared to its peers. In fact, the Fund increased its average coupon to above the industry average as a result of its merger with the former BlackRock Pennsylvania Municipal Bond Portfolio in October. Also additive to performance were our positions in lower-rated issues, which registered strong price performance as credit spreads in the municipal bond market continued to contract in the first six months.

Bond calls detracted from performance during the year, as we were not able to replace our higher-yielding credits with similar coupons in the prevailing low-interest-rate environment.

What changes were made to the portfolio during the period?

We did not significantly alter the portfolio's composition or adjust our underlying strategy during the fiscal year. For the most part, we maintained our focus on protecting the Fund's net asset value and providing shareholders with above-average income. We continued to emphasize longer-dated bonds, typically in the 25-year to 30-year maturity range, as the yield curve flattened. Given the historically low yields in the municipal market, and lack of attractive new issuance, we found little incentive to restructure the portfolio.


8                 ANNUAL REPORTS                JULY 31, 2007

Having said that, we did take steps to increase the port-folio's duration, which had fallen below the Lipper peer group average when the Fund absorbed the former BlackRock Pennsylvania Municipal Portfolio in October. This involved purchasing securities with longer maturities and selling those with shorter maturities. In doing so, we participated in some "tax-swap" transactions, whereby we were willing to take losses on the sale of select bonds in order to offset present and future capital gains, which are taxable to our shareholders. This also meant that we were swapping into bonds with higher yields, thereby allowing us to establish a new book yield for the portfolio.

Issuance of new municipal bonds in Pennsylvania municipalities increased 22% over the 12-month period, although most of the new bonds came with shorter maturities and lower yields than we were targeting. We maintained ample exposure to bonds issued by the Commonwealth of Puerto Rico, which are tax-exempt in all 50 states. In our view, the case for continued investment in Puerto Rico bonds remains strong.

How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a slightly long duration relative to our peers, the result of our efforts to extend duration since last fall. Municipal yields and credit spreads remain near their all-time lows and the slope of the yield curve is historically very flat. As such, we believe longer-dated securities offer the best relative value at this time.

We continue to look for maturities in the 25-year area and to favor a neutral to slightly long portfolio duration, which offers the benefit of incremental yield. Ultimately, we believe that above-average yields can provide for competitive Fund returns over time. This reflects our core strategy of seeking to enhance yield for shareholders while also protecting the Fund's underlying value.

William R. Bock
Portfolio Manager
BlackRock Pennsylvania Municipal Bond Fund

August 17, 2007


                 ANNUAL REPORTS                JULY 31, 2007                  9

Performance Data

About Fund Performance

Effective October 2, 2006, BlackRock Florida Municipal Bond Funds' Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, BlackRock Florida Municipal Bond Fund's Investor A Shares and Investor C Shares commenced operations. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Service Shares, Investor A Shares, Investor B Shares and Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Funds' performance may have been lower.

BlackRock Florida Municipal Bond Fund

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fee and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

o Investor A1 Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.


10                 ANNUAL REPORTS                JULY 31, 2007

BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

o Investor A1 Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) Prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B Share fees.

o Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.


                 ANNUAL REPORTS                JULY 31, 2007                  11

Recent Performance Results

                                                                             6-Month      12-Month      10-Year       Standardized
As of July 31, 2007                                                       Total Return  Total Return  Total Return    30-Day Yield
==================================================================================================================================
BlackRock Florida Municipal Bond Fund Institutional Shares*                   +0.67%       +3.88%       +61.18%          4.07%
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor A Shares*                      +0.55        +3.53        +57.08           3.71
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor A1 Shares*                     +0.62        +3.78        +59.59           3.83
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor B Shares*                      +0.42        +3.36        +53.26           3.57
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor C Shares*                      +0.16        +2.74        +45.75           3.07
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor C1 Shares*                     +0.37        +3.26        +51.76           3.49
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Institutional Shares*                +0.39        +3.80        +57.94           4.11
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Service Shares*                      +0.27        +3.55        +54.06           3.86
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor A Shares*                   +0.27        +3.55        +54.06           3.69
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor A1 Shares*                  +0.34        +3.60        +56.54           3.85
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor B Shares*                   -0.10        +2.77        +42.96           3.11
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor B1 Shares*                  +0.14        +3.19        +50.17           3.61
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor C Shares*                   -0.20        +2.68        +42.83           3.11
----------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor C1 Shares*                  +0.09        +3.18        +48.84           3.51
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Institutional Shares*              +1.02        +4.01        +61.06           4.20
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Service Shares*                    +0.81        +3.75        +57.11           3.95
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor A Shares*                 +0.91        +3.76        +57.12           3.92
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor A1 Shares*                +0.97        +3.81        +59.48           3.93
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor B Shares*                 +0.60        +3.06        +45.90           4.17
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor B1 Shares*                +0.77        +3.49        +53.13           3.70
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor C Shares*                 +0.52        +3.07        +45.92           3.20
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor C1 Shares*                +0.72        +3.29        +51.61           3.60
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                                        +1.17        +4.27        +66.51             --
----------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


12                 ANNUAL REPORTS                JULY 31, 2007

Performance Data (continued)               BlackRock Florida Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A & Investor A1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1997 to July 2007:

                BR Florida Municipal             BR Florida Municipal             BR Florida Municipal              Lehman Brothers
                           Bond Fund                        Bond Fund                        Bond Fund               Municipal Bond
              Institutional Shares*+              Investor A Shares*+             Investor A1 Shares*+                      Index++
7/97                         $10,000                          $ 9,575                          $ 9,600                      $10,000
7/98                         $10,558                          $10,084                          $10,126                      $10,599
7/99                         $10,725                          $10,218                          $10,275                      $10,904
7/00                         $10,904                          $10,363                          $10,436                      $11,374
7/01                         $11,963                          $11,341                          $11,450                      $12,521
7/02                         $12,670                          $11,982                          $12,115                      $13,361
7/03                         $13,160                          $12,414                          $12,558                      $13,842
7/04                         $13,979                          $13,154                          $13,339                      $14,643
7/05                         $15,124                          $14,196                          $14,404                      $15,573
7/06                         $15,517                          $14,528                          $14,763                      $15,970
7/07                         $16,118                          $15,041                          $15,321                      $16,651

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                  Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 7/31/07                                            +3.88%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                          +4.93
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                           +4.89
--------------------------------------------------------------------------------

                                        Return Without          Return With
                                         Sales Charge           Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 7/31/07                      +3.53%                -0.87%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.65                 +3.75
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.62                 +4.17
--------------------------------------------------------------------------------

                                        Return Without          Return With
                                         Sales Charge           Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 7/31/07                      +3.78%                -0.37%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.81                 +3.96
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.79                 +4.36
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 4%.


                 ANNUAL REPORTS                JULY 31, 2007                  13

Performance Data (continued)               BlackRock Florida Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Investor B, Investor C & Investor C1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1997 to July 2007:

              BR Florida Municipal               BR Florida Municipal             BR Florida Municipal              Lehman Brothers
                         Bond Fund                          Bond Fund                        Bond Fund               Municipal Bond
               Investor B Shares*+                Investor C Shares*+             Investor C1 Shares*+                      Index++
7/97                       $10,000                            $10,000                          $10,000                      $10,000
7/98                       $10,505                            $10,453                          $10,494                      $10,599
7/99                       $10,617                            $10,514                          $10,596                      $10,904
7/00                       $10,740                            $10,583                          $10,707                      $11,374
7/01                       $11,724                            $11,496                          $11,689                      $12,521
7/02                       $12,354                            $12,055                          $12,293                      $13,361
7/03                       $12,767                            $12,397                          $12,691                      $13,842
7/04                       $13,494                            $13,038                          $13,413                      $14,643
7/05                       $14,525                            $13,966                          $14,411                      $15,573
7/06                       $14,828                            $14,186                          $14,696                      $15,970
7/07                       $15,326                            $14,575                          $15,176                      $16,651

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                           Return                 Return
                                         Without CDSC            With CDSC***
================================================================================
Investor B Shares*
================================================================================
One Year Ended 7/31/07                      +3.36%                -0.62%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.41                 +4.07
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.36                 +4.36
--------------------------------------------------------------------------------

                                           Return                 Return
                                         Without CDSC            With CDSC***
================================================================================
Investor C Shares**
================================================================================
One Year Ended 7/31/07                      +2.74%                +1.74%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +3.87                 +3.87
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +3.84                 +3.84
--------------------------------------------------------------------------------

                                           Return                 Return
                                         Without CDSC            With CDSC***
================================================================================
Investor C1 Shares**
================================================================================
One Year Ended 7/31/07                      +3.26%                +2.27%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.30                 +4.30
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.26                 +4.26
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
** Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
***   Assuming payment of applicable contingent deferred sales charge.


14                 ANNUAL REPORTS                JULY 31, 2007

Performance Data (continued)            BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A & Investor A1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1997 to July 2007:

                    BR New Jersey            BR New Jersey            BR New Jersey             BR New Jersey       Lehman Brothers
              Municipal Bond Fund      Municipal Bond Fund      Municipal Bond Fund       Municipal Bond Fund        Municipal Bond
           Institutional Shares*+         Service Shares*+      Investor A Shares*+      Investor A1 Shares*+               Index++
7/97                      $10,000                  $10,000                  $ 9,575                   $ 9,600               $10,000
7/98                      $10,548                  $10,522                  $10,075                   $10,125               $10,599
7/99                      $10,708                  $10,655                  $10,202                   $10,259               $10,904
7/00                      $10,755                  $10,675                  $10,221                   $10,304               $11,374
7/01                      $11,885                  $11,768                  $11,268                   $11,365               $12,521
7/02                      $12,399                  $12,246                  $11,726                   $11,844               $13,361
7/03                      $12,740                  $12,551                  $12,018                   $12,171               $13,842
7/04                      $13,420                  $13,188                  $12,627                   $12,795               $14,643
7/05                      $14,707                  $14,417                  $13,804                   $14,008               $15,573
7/06                      $15,216                  $14,878                  $14,246                   $14,506               $15,970
7/07                      $15,794                  $15,406                  $14,751                   $15,028               $16,651

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                  Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 7/31/07                                            +3.80%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                          +4.96
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                           +4.68
--------------------------------------------------------------------------------

                                                                  Return
================================================================================
Service Shares
================================================================================
One Year Ended 7/31/07                                            +3.55%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                          +4.70
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                           +4.42
--------------------------------------------------------------------------------

                                         Return Without        Return With
                                         Sales Charge          Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 7/31/07                      +3.55%                -0.85%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.70                 +3.79
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.42                 +3.96
--------------------------------------------------------------------------------

                                         Return Without        Return With
                                         Sales Charge          Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 7/31/07                      +3.60%                -0.54%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.88                 +4.02
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.58                 +4.16
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 4%.


                 ANNUAL REPORTS                JULY 31, 2007                  15

Performance Data (continued)            BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Investor B, Investor B1, Investor C & Investor C1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1997 to July 2007:

                 BR New Jersey                BR New Jersey           BR New Jersey             BR New Jersey       Lehman Brothers
           Municipal Bond Fund          Municipal Bond Fund     Municipal Bond Fund       Municipal Bond Fund        Municipal Bond
           Investor B Shares*+         Investor B1 Shares*+     Investor C Shares*+      Investor C1 Shares*+               Index++
7/97                   $10,000                      $10,000                 $10,000                   $10,000               $10,000
7/98                   $10,443                      $10,495                 $10,443                   $10,494               $10,599
7/99                   $10,497                      $10,600                 $10,497                   $10,589               $10,904
7/00                   $10,438                      $10,593                 $10,438                   $10,571               $11,374
7/01                   $11,421                      $11,647                 $11,421                   $11,601               $12,521
7/02                   $11,797                      $12,089                 $11,797                   $12,029               $13,361
7/03                   $12,001                      $12,372                 $12,001                   $12,298               $13,842
7/04                   $12,515                      $12,954                 $12,515                   $12,877               $14,643
7/05                   $13,581                      $14,125                 $13,581                   $14,027               $15,573
7/06                   $13,911                      $14,553                 $13,911                   $14,425               $15,970
7/07                   $14,296                      $15,017                 $14,283                   $14,884               $16,651

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                           Return                 Return
                                         Without CDSC           With CDSC++
================================================================================
Investor B Shares*
================================================================================
One Year Ended 7/31/07                      +2.77%                -1.70%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +3.92                 +3.57
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +3.64                 +3.64
--------------------------------------------------------------------------------

                                           Return                 Return
                                         Without CDSC           With CDSC++
================================================================================
Investor B1 Shares**
================================================================================
One Year Ended 7/31/07                      +3.19%                -0.78%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.43                 +4.09
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.15                 +4.15
--------------------------------------------------------------------------------

                                           Return                 Return
                                         Without CDSC           With CDSC++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 7/31/07                      +2.68%                +1.68%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +3.90                 +3.90
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +3.63                 +3.63
--------------------------------------------------------------------------------

                                           Return                 Return
                                         Without CDSC           With CDSC++
================================================================================
Investor C1 Shares+
================================================================================
One Year Ended 7/31/07                      +3.18%                +2.19%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.35                 +4.35
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.06                 +4.06
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
** Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++    Assuming payment of applicable contingent deferred sales charge.


16                 ANNUAL REPORTS                JULY 31, 2007

Performance Data (continued)          BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A & Investor A1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1997 to July 2007:

                  BR Pennsylvania          BR Pennsylvania          BR Pennsylvania           BR Pennsylvania        Lehman Brothers
              Municipal Bond Fund      Municipal Bond Fund      Municipal Bond Fund       Municipal Bond Fund         Municipal Bond
           Institutional Shares*+         Service Shares*+      Investor A Shares*+      Investor A1 Shares*+                Index++
7/97                      $10,000                  $10,000                  $ 9,575                   $ 9,600                $10,000
7/98                      $10,599                  $10,573                  $10,123                   $10,174                $10,599
7/99                      $10,748                  $10,694                  $10,240                   $10,307                $10,904
7/00                      $11,011                  $10,929                  $10,465                   $10,540                $11,374
7/01                      $12,072                  $11,952                  $11,444                   $11,543                $12,521
7/02                      $12,869                  $12,710                  $12,170                   $12,292                $13,361
7/03                      $13,343                  $13,146                  $12,587                   $12,746                $13,842
7/04                      $14,085                  $13,842                  $13,253                   $13,429                $14,643
7/05                      $15,095                  $14,797                  $14,168                   $14,390                $15,573
7/06                      $15,486                  $15,143                  $14,499                   $14,748                $15,970
7/07                      $16,106                  $15,711                  $15,045                   $15,310                $16,651

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                  Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 7/31/07                                            +4.01%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                          +4.59
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                           +4.88
--------------------------------------------------------------------------------

                                                                  Return
================================================================================
Service Shares
================================================================================
One Year Ended 7/31/07                                            +3.75%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                          +4.33
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                           +4.62
--------------------------------------------------------------------------------

                                        Return Without          Return With
                                         Sales Charge           Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 7/31/07                      +3.76%                -0.65%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.33                 +3.43
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.62                 +4.17
--------------------------------------------------------------------------------

                                        Return Without          Return With
                                         Sales Charge           Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 7/31/07                      +3.81%                -0.34%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.49                 +3.64
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.78                 +4.35
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 4%.


                 ANNUAL REPORTS                JULY 31, 2007                  17

Performance Data (concluded)          BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Investor B, Investor B1, Investor C & Investor C1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1997 to July 2007:

               BR Pennsylvania              BR Pennsylvania         BR Pennsylvania           BR Pennsylvania        Lehman Brothers
           Municipal Bond Fund          Municipal Bond Fund     Municipal Bond Fund       Municipal Bond Fund         Municipal Bond
           Investor B Shares*+         Investor B1 Shares*+     Investor C Shares*+      Investor C1 Shares*+                Index++
7/97                   $10,000                      $10,000                 $10,000                   $10,000                $10,000
7/98                   $10,494                      $10,555                 $10,494                   $10,544                $10,599
7/99                   $10,536                      $10,639                 $10,536                   $10,618                $10,904
7/00                   $10,687                      $10,845                 $10,687                   $10,812                $11,374
7/01                   $11,600                      $11,829                 $11,600                   $11,782                $12,521
7/02                   $12,244                      $12,547                 $12,244                   $12,484                $13,361
7/03                   $12,569                      $12,945                 $12,569                   $12,868                $13,842
7/04                   $13,136                      $13,596                 $13,136                   $13,500                $14,643
7/05                   $13,939                      $14,497                 $13,939                   $14,381                $15,573
7/06                   $14,158                      $14,797                 $14,158                   $14,678                $15,970
7/07                   $14,590                      $15,313                 $14,592                   $15,161                $16,651

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                           Return                  Return
                                        Without CDSC             With CDSC++
================================================================================
Investor B Shares*
================================================================================
One Year Ended 7/31/07                      +3.06%                -1.42%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +3.57                 +3.22
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +3.85                 +3.85
--------------------------------------------------------------------------------

                                           Return                  Return
                                        Without CDSC             With CDSC++
================================================================================
Investor B1 Shares**
================================================================================
One Year Ended 7/31/07                      +3.49%                -0.49%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +4.07                 +3.72
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.35                 +4.35
--------------------------------------------------------------------------------

                                           Return                  Return
                                        Without CDSC             With CDSC++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 7/31/07                      +3.07%                +2.07%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +3.57                 +3.57
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +3.85                 +3.85
--------------------------------------------------------------------------------

                                           Return                  Return
                                        Without CDSC             With CDSC++
================================================================================
Investor C1 Shares+
================================================================================
One Year Ended 7/31/07                      +3.29%                +2.30%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                    +3.96                 +3.96
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                     +4.25                 +4.25
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
** Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++    Assuming payment of applicable contingent deferred sales charge.


18                 ANNUAL REPORTS                JULY 31, 2007

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2007 and held through July 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                           BlackRock Florida Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                         Expenses Paid
                                                                                                           During the
                                                        Beginning                  Ending                   Period*
                                                       Account Value            Account Value           February 1, 2007
                                                      February 1, 2007          July 31, 2007           to July 31, 2007
========================================================================================================================
Actual
========================================================================================================================
Institutional                                             $1,000                $   1,006.70             $    6.02
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,005.50             $    7.11
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,006.20             $    6.47
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,004.20             $    8.50
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,001.60             $   11.02
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,003.70             $    8.94
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                             $1,000                $   1,018.80             $    6.06
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,017.71             $    7.15
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,018.35             $    6.51
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,016.32             $    8.55
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,013.79             $   11.08
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,015.87             $    9.00
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Institutional, 1.43% for Investor A, 1.30% for Investor A1, 1.71% for Investor B, 2.22% for Investor C and 1.80% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


                 ANNUAL REPORTS                JULY 31, 2007                  19

Disclosure of Expenses (continued)         BlackRock Florida Municipal Bond Fund

Excluding Interest Expense and Fees

                                                                                                         Expenses Paid
                                                                                                           During the
                                                        Beginning                  Ending                   Period*
                                                       Account Value            Account Value           February 1, 2007
                                                      February 1, 2007          July 31, 2007           to July 31, 2007
========================================================================================================================
Actual
========================================================================================================================
Institutional                                             $1,000                $   1,006.70             $   4.38
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,005.50             $   5.52
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,006.20             $   4.83
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,004.20             $   6.81
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,001.60             $   9.43
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,003.70             $   7.25
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                             $1,000                $   1,020.44             $   4.41
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,019.30             $   5.56
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,019.99             $   4.86
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,018.01             $   6.85
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,015.38             $   9.49
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,017.56             $   7.30
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.88% for Institutional, 1.11% for Investor A, .97% for Investor A1, 1.37% for Investor B, 1.90% for Investor C and 1.46% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


20                 ANNUAL REPORTS                JULY 31, 2007

Disclosure of Expenses (continued)      BlackRock New Jersey Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                         Expenses Paid
                                                                                                           During the
                                                        Beginning                  Ending                   Period*
                                                       Account Value            Account Value           February 1, 2007
                                                      February 1, 2007          July 31, 2007           to July 31, 2007
========================================================================================================================
Actual
========================================================================================================================
Institutional                                             $1,000                $   1,003.90             $   4.72
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,002.70             $   5.96
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,002.70             $   5.96
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,003.40             $   5.27
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $     999.00             $   9.67
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,001.40             $   7.25
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $     998.00             $   9.66
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,000.90             $   7.69
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                             $1,000                $   1,020.09             $   4.76
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,018.85             $   6.01
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,018.85             $   6.01
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,019.54             $   5.31
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,015.13             $   9.74
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,017.56             $   7.30
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,015.13             $   9.74
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,017.11             $   7.75
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.95% for Institutional, 1.20% for Service, 1.20% for Investor A, 1.06% for Investor A1, 1.95% for Investor B, 1.46% for Investor B1, 1.95% for Investor C and 1.55% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


                 ANNUAL REPORTS                JULY 31, 2007                  21

Disclosure of Expenses (continued)      BlackRock New Jersey Municipal Bond Fund

Excluding Interest Expense and Fees

                                                                                                         Expenses Paid
                                                                                                           During the
                                                        Beginning                  Ending                   Period*
                                                       Account Value            Account Value           February 1, 2007
                                                      February 1, 2007          July 31, 2007           to July 31, 2007
========================================================================================================================
Actual
========================================================================================================================
Institutional                                             $1,000                $   1,003.90             $   2.98
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,002.70             $   4.22
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,002.70             $   4.22
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,003.40             $   3.48
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $     999.00             $   7.93
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,001.40             $   5.41
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $     998.00             $   7.93
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,000.90             $   5.90
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                             $1,000                $   1,021.82             $   3.01
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,020.58             $   4.26
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,020.58             $   4.26
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,021.33             $   3.51
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,016.87             $   8.00
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,019.39             $   5.46
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,016.87             $   8.00
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,018.90             $   5.96
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Institutional, .85% for Service, .85% for Investor A, .70% for Investor A1, 1.60% for Investor B, 1.09% for Investor B1, 1.60% for Investor C and 1.19% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


22                 ANNUAL REPORTS                JULY 31, 2007

Disclosure of Expenses (continued)    BlackRock Pennsylvania Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                         Expenses Paid
                                                                                                           During the
                                                        Beginning                  Ending                   Period*
                                                       Account Value            Account Value           February 1, 2007
                                                      February 1, 2007          July 31, 2007           to July 31, 2007
========================================================================================================================
Institutional                                             $1,000                $   1,010.20             $    5.53
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,008.10             $    6.77
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,009.10             $    6.63
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,009.70             $    6.18
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,006.00             $    9.80
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,007.70             $    8.26
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,005.20             $   10.34
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,007.20             $    8.66
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                             $1,000                $   1,019.30             $    5.56
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,018.06             $    6.81
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,018.20             $    6.66
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,018.65             $    6.21
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,015.03             $    9.84
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,016.57             $    8.30
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,014.49             $   10.39
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,016.17             $    8.70
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Institutional, 1.36% for Service, 1.33% for Investor A, 1.24% for Investor A1, 1.97% for Investor B, 1.66% for Investor B1, 2.08% for Investor C and 1.74% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


                 ANNUAL REPORTS                JULY 31, 2007                  23

Disclosure of Expenses (concluded)    BlackRock Pennsylvania Municipal Bond Fund

Excluding Interest Expense and Fees

                                                                                                         Expenses Paid
                                                                                                           During the
                                                        Beginning                  Ending                   Period*
                                                       Account Value            Account Value           February 1, 2007
                                                      February 1, 2007          July 31, 2007           to July 31, 2007
========================================================================================================================
Institutional                                             $1,000                $   1,010.20             $   2.99
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,008.10             $   4.23
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,009.10             $   4.13
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,009.70             $   3.49
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,006.00             $   7.21
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,007.70             $   5.43
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,005.20             $   7.95
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,007.20             $   5.92
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                             $1,000                $   1,021.82             $   3.01
------------------------------------------------------------------------------------------------------------------------
Service                                                   $1,000                $   1,020.58             $   4.26
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $1,000                $   1,020.68             $   4.16
------------------------------------------------------------------------------------------------------------------------
Investor A1                                               $1,000                $   1,021.33             $   3.51
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $1,000                $   1,017.61             $   7.25
------------------------------------------------------------------------------------------------------------------------
Investor B1                                               $1,000                $   1,019.39             $   5.46
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $1,000                $   1,016.87             $   8.00
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $1,000                $   1,018.90             $   5.96
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Institutional, .85% for Service, .83% for Investor A, .70% for Investor A1, 1.45% for Investor B, 1.09% for Investor B1, 1.60% for Investor C and 1.19% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


24                 ANNUAL REPORTS                JULY 31, 2007

Portfolio Information as of July 31, 2007

BlackRock Florida Municipal Bond Fund

                                                                      Percent of
Distribution by Market Sector                              Long-Term Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ..............................                 73.9%
General Obligation Bonds .........................                  8.5
Prerefunded Bonds* ...............................                 17.6
--------------------------------------------------------------------------------

*     Backed by an escrow fund.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                Long-Term Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................                 58.2%
AA/Aa ............................................                  4.3
A/A ..............................................                  7.9
BBB/Baa ..........................................                 11.1
NR (Not Rated) ...................................                 16.0
Other* ...........................................                  2.5
--------------------------------------------------------------------------------

*     Includes portfolio holdings in mutual funds.

BlackRock New Jersey Municipal Bond Fund

                                                                      Percent of
Distribution by Market Sector                              Long-Term Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ..............................                 73.5%
General Obligation Bonds .........................                 19.3
Prerefunded Bonds* ...............................                  7.2
--------------------------------------------------------------------------------

*     Backed by an escrow fund.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                Long-Term Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................                 57.6%
AA/Aa ............................................                  8.3
A/A ..............................................                  8.9
BBB/Baa ..........................................                 15.8
BB/Ba ............................................                  0.8
B/B ..............................................                  1.0
CCC/Caa ..........................................                  1.0
NR (Not Rated) ...................................                  6.6
--------------------------------------------------------------------------------

BlackRock Pennsylvania Municipal Bond Fund

                                                                      Percent of
Distribution by Market Sector                              Long-Term Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ..............................                 61.4%
General Obligation Bonds .........................                 34.0
Prerefunded Bonds* ...............................                  4.6
--------------------------------------------------------------------------------

*     Backed by an escrow fund.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                Long-Term Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................                 61.3%
AA/Aa ............................................                 13.7
A/A ..............................................                  5.1
BBB/Baa ..........................................                 12.7
BB/Ba ............................................                  0.6
CCC/Caa ..........................................                  0.1
NR (Not Rated) ...................................                  6.5
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                JULY 31, 2007                  25

Schedule of Investments as of July 31, 2007
                            BlackRock Florida Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
California -- 0.5%
--------------------------------------------------------------------------------
  $   500    Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Refunding
             Bonds, Senior Series A-1, 5.75% due 6/01/2047             $    515
================================================================================
Florida -- 82.4%
--------------------------------------------------------------------------------
    1,095    Altamonte Springs, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health Systems --
             Sunbelt), 7% due 10/01/2014 (i)                              1,303
--------------------------------------------------------------------------------
    1,210    Ballantrae, Florida, Community Development District,
             Capital Improvement Revenue Bonds, 6%
             due 5/01/2035                                                1,259
--------------------------------------------------------------------------------
    1,000    Cape Coral, Florida, Special Obligation Revenue Bonds,
             5% due 10/01/2033 (g)                                        1,034
--------------------------------------------------------------------------------
      545    Capital Trust Agency, Florida, Air Cargo Revenue Bonds,
             AMT, 6.25% due 1/01/2019                                       572
--------------------------------------------------------------------------------
             Citrus County, Florida, Hospital Board Revenue
             Refunding Bonds (Citrus Memorial Hospital):
      900        6.25% due 8/15/2023                                        963
    1,500        6.375% due 8/15/2032                                     1,610
--------------------------------------------------------------------------------
    1,000    Collier County, Florida, School Board, COP, 5%
             due 2/15/2027 (f)                                            1,038
--------------------------------------------------------------------------------
    1,000    Cypress Lakes, Florida, Community Development
             District, Special Assessment Bonds, Series A, 6%
             due 5/01/2034                                                1,036
--------------------------------------------------------------------------------
    1,500    Fiddlers Creek, Florida, Community Development
             District Number 2, Special Assessment Revenue Bonds,
             Series A, 6.375% due 5/01/2035                               1,550
--------------------------------------------------------------------------------
      940    Florida HFA, Homeowner Mortgage Revenue Bonds,
             AMT, Series 3, 6.35% due 7/01/2028 (e)(g)                      973
--------------------------------------------------------------------------------
    1,000    Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Bonds, AMT, Series 3, 5.15%
             due 7/01/2038 (o)(p)                                         1,004
--------------------------------------------------------------------------------
      475    Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 4,
             6.25% due 7/01/2022 (f)                                        491
--------------------------------------------------------------------------------
    1,383    Florida State Board of Education, Lottery Revenue
             Bonds, DRIVERS, Series 222, 8.544%
             due 7/01/2017 (d)(n)                                         1,592
--------------------------------------------------------------------------------
      965    Harbor Bay, Florida, Community Development District,
             Capital Improvement Special Assessment Revenue
             Bonds, Series A, 7% due 5/01/2033                            1,030
--------------------------------------------------------------------------------
    2,000    Hernando County, Florida, School Board, COP, 5%
             due 7/01/2035 (g)                                            2,053
--------------------------------------------------------------------------------
    1,250    Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System),
             Series C, 5.25% due 11/15/2036                               1,264
--------------------------------------------------------------------------------
             Hillsborough County, Florida, IDA, Exempt Facilities
             Revenue Bonds (National Gypsum Company), AMT:
    1,000        Series A, 7.125% due 4/01/2030                           1,065
    1,750        Series B, 7.125% due 4/01/2030                           1,864
--------------------------------------------------------------------------------
             Jacksonville, Florida, Economic Development
             Commission, Health Care Facilities Revenue Bonds
             (Mayo Clinic -- Jacksonville):
    1,000        Series A, 5.50% due 11/15/2036                           1,053
    1,000        Series A, 5.50% due 11/15/2036 (g)                       1,059
    2,000        Series B, 5.50% due 11/15/2036                           2,105
      410        Series B, 5.50% due 11/15/2036 (g)                         434
--------------------------------------------------------------------------------
    2,050    Jacksonville, Florida, Economic Development
             Commission, IDR (Metropolitan Parking Solutions
             Project), AMT, 5.875% due 6/01/2031 (a)                      2,202
--------------------------------------------------------------------------------
    1,000    Jacksonville, Florida, Economic Development
             Commission, Revenue Refunding Bonds (Anheuser
             Busch Company Project), AMT, Series B, 4.75%
             due 3/01/2047                                                  929
--------------------------------------------------------------------------------
    1,200    Jacksonville, Florida, Guaranteed Entitlement Revenue
             Refunding and Improvement Bonds, 5.25%
             due 10/01/2032 (d)                                           1,253
--------------------------------------------------------------------------------
             Jacksonville, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Baptist Medical Center Project):
    1,000        5% due 8/15/2037 (f)                                     1,029
    1,000        VRDN, 3.66% due 8/15/2021 (m)                            1,000
--------------------------------------------------------------------------------
    1,520    Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
             due 10/01/2027 (g)                                           1,565
--------------------------------------------------------------------------------
      500    Lee County, Florida, Hospital Board of Directors,
             Hospital Revenue Bonds (Memorial Health System),
             VRDN, Series B, 3.72% due 4/01/2027 (m)                        500
--------------------------------------------------------------------------------
    1,200    Lee County, Florida, IDA, Health Care Facilities, Revenue
             Refunding Bonds (Shell Point/Alliance Obligor Group),
             5.125% due 11/15/2036                                        1,155
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
CABS      Capital Appreciation Bonds
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
EDR       Economic Development Revenue Bonds
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


26                 ANNUAL REPORTS                JULY 31, 2007

                            BlackRock Florida Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
Florida (continued)
--------------------------------------------------------------------------------
  $ 1,000    Marco Island, Florida, Utility System Revenue Bonds,
             5% due 10/01/2033 (g)                                     $  1,028
--------------------------------------------------------------------------------
    1,200    Marion County, Florida, Hospital District, Revenue
             Refunding Bonds (Monroe Regional Medical Center),
             5% due 10/01/2029                                            1,198
--------------------------------------------------------------------------------
    2,320    Martin County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Martin Memorial Medical
             Center), Series A, 5.875% due 11/15/2012 (l)                 2,544
--------------------------------------------------------------------------------
    3,435    Miami-Dade County, Florida, Aviation Revenue Bonds,
             AMT, Series A, 5% due 10/01/2033 (f)                         3,472
--------------------------------------------------------------------------------
             Miami-Dade County, Florida, Expressway Authority, Toll
             System Revenue Bonds, Series B (d):
    2,495        5.25% due 7/01/2026                                      2,649
    3,450        5% due 7/01/2033                                         3,547
--------------------------------------------------------------------------------
    1,000    Miami-Dade County, Florida, HFA, Home Ownership
             Mortgage Revenue Bonds, AMT, Series A, 5.55%
             due 10/01/2049 (o)(p)                                        1,046
--------------------------------------------------------------------------------
    1,250    Miami-Dade County, Florida, Solid Waste System
             Revenue Bonds, 5.25% due 10/01/2030 (g)                      1,323
--------------------------------------------------------------------------------
    1,000    Middle Village Community Development District,
             Florida, Special Assessment Bonds, Series A, 6%
             due 5/01/2035                                                1,029
--------------------------------------------------------------------------------
    1,000    Midtown Miami, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series A,
             6.25% due 5/01/2037                                          1,018
--------------------------------------------------------------------------------
      975    Oak Creek, Florida, Community Development District,
             Special Assessment Bonds, 5.80% due 5/01/2035                  989
--------------------------------------------------------------------------------
      975    Old Palm Community Development District, Florida,
             Special Assessment Bonds (Palm Beach Gardens),
             Series A, 5.90% due 5/01/2035                                  995
--------------------------------------------------------------------------------
      500    Orange County, Florida, Health Facilities Authority, First
             Mortgage Revenue Bonds (Orlando Lutheran Towers),
             5.50% due 7/01/2038                                            486
--------------------------------------------------------------------------------
    2,705    Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Orlando Regional Healthcare),
             6% due 12/01/2012 (l)                                        2,972
--------------------------------------------------------------------------------
    1,000    Orange County, Florida, School Board, COP, Series A,
             5% due 8/01/2032 (d)                                         1,032
--------------------------------------------------------------------------------
    1,500    Orlando and Orange County, Florida, Expressway
             Authority Revenue Bonds, Series B, 5%
             due 7/01/2035 (b)                                            1,539
--------------------------------------------------------------------------------
    1,000    Orlando, Florida, Greater Orlando Aviation Authority,
             Airport Facilities Revenue Bonds (JetBlue Airways Corp.),
             AMT, 6.375% due 11/15/2026                                   1,040
--------------------------------------------------------------------------------
             Orlando, Florida, Urban Community Development
             District, Capital Improvement Special Assessment Bonds:
    1,000        6.25% due 5/01/2034                                      1,054
      930        Series A, 6.95% due 5/01/2033                              988
--------------------------------------------------------------------------------
      925    Osceola County, Florida, Tourist Development Tax
             Revenue Bonds, Series A, 5.50% due 10/01/2027 (d)              978
--------------------------------------------------------------------------------
             Palm Beach County, Florida, School Board COP, Series A:
    1,000        5% due 8/01/2029 (d)                                     1,025
    1,000        5% due 8/01/2031 (f)                                     1,030
--------------------------------------------------------------------------------
    1,000    Palm Coast, Florida, Utility System Revenue Bonds, 5%
             due 10/01/2027 (g)                                           1,028
--------------------------------------------------------------------------------
             Park Place Community Development District, Florida,
             Special Assessment Revenue Bonds:
      500        6.75% due 5/01/2032                                        529
      985        6.375% due 5/01/2034                                     1,040
--------------------------------------------------------------------------------
    2,080    Pasco County, Florida, Health Facilities Authority, Gross
             Revenue Bonds (Adventist Health System -- Sunbelt), 7%
             due 10/01/2014 (i)                                           2,447
--------------------------------------------------------------------------------
    1,000    Pinellas County, Florida, Health Facilities Authority
             Revenue Bonds (BayCare Health System Inc.), 5.75%
             due 5/15/2013 (l)                                            1,093
--------------------------------------------------------------------------------
    1,300    Polk County, Florida, Public Facilities Revenue Bonds,
             5% due 12/01/2033 (g)                                        1,340
--------------------------------------------------------------------------------
       45    Reunion East Community Development District, Florida,
             Special Assessment, Series B, 5.90% due 11/01/2007              45
--------------------------------------------------------------------------------
    1,000    Saint Johns County, Florida, Sales Tax Revenue Bonds,
             Series A, 5.25% due 10/01/2028 (b)                           1,054
--------------------------------------------------------------------------------
      900    South Florida Water Management District, COP, 5%
             due 10/01/2036 (b)                                             925
--------------------------------------------------------------------------------
      970    South Kendall, Florida, Community Development
             District, Special Assessment Bonds, Series A, 5.90%
             due 5/01/2035                                                1,000
--------------------------------------------------------------------------------
             South Lake County, Florida, Hospital District Revenue
             Bonds (South Lake Hospital Inc.):
    1,000        5.80% due 10/01/2034                                     1,028
      995        6.375% due 10/01/2034                                    1,069
--------------------------------------------------------------------------------
      310    Sterling Hill, Florida, Community Development District,
             Capital Improvement Revenue Refunding Bonds,
             Series B, 5.50% due 11/01/2010                                 310
--------------------------------------------------------------------------------
      105    Stoneybrook West, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series B,
             6.45% due 5/01/2010                                            107
--------------------------------------------------------------------------------
    2,860    University of Central Florida (UCF) Athletics Association
             Inc., COP, Series A, 5.25% due 10/01/2034 (d)                2,990
--------------------------------------------------------------------------------
    1,000    University of North Florida, Capital Improvement
             Revenue Bonds (Housing Project), 5%
             due 11/01/2032 (d)                                           1,037
--------------------------------------------------------------------------------
    1,000    Village Center Community Development District,
             Florida, Utility Revenue Bonds, 5.125%
             due 10/01/2028 (g)                                           1,037
--------------------------------------------------------------------------------
    1,425    Vista Lakes Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series A, 6.75%
             due 5/01/2012 (l)                                            1,585
--------------------------------------------------------------------------------
    1,000    Volusia County, Florida, IDA, Student Housing Revenue
             Bonds (Stetson University Project), Series A, 5%
             due 6/01/2035 (c)                                            1,032
--------------------------------------------------------------------------------
    1,000    Watergrass Community Development District, Florida,
             Special Assessment Revenue Bonds, Series B, 5.125%
             due 11/01/2014                                                 990
--------------------------------------------------------------------------------
================================================================================
New Jersey -- 2.4%
--------------------------------------------------------------------------------
             New Jersey EDA, Cigarette Tax Revenue Bonds:
    1,500        5.50% due 6/15/2024                                      1,558
    1,020        5.75% due 6/15/2034                                      1,081
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                JULY 31, 2007                  27

Schedule of Investments (concluded)
                            BlackRock Florida Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
Puerto Rico -- 2.2%
--------------------------------------------------------------------------------
  $ 1,365    Puerto Rico Industrial, Tourist, Educational, Medical and
             Environmental Control Facilities Revenue Bonds
             (Cogeneration Facility -- AES Puerto Rico Project), AMT,
             6.625% due 6/01/2026                                      $  1,459
--------------------------------------------------------------------------------
    1,000    Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5%
             due 7/01/2036                                                1,017
--------------------------------------------------------------------------------
             Total Municipal Bonds
             (Cost -- $92,725) -- 87.5%                                  96,283
================================================================================

             Municipal Bonds Held in Trust (q)
================================================================================
Florida -- 20.3%
--------------------------------------------------------------------------------
    7,235    Florida State Board of Education, Lottery Revenue
             Bonds, Series B, 6.25% due 7/01/2010 (d)(l)                  7,784
--------------------------------------------------------------------------------
    5,000    Florida State Turnpike Authority, Turnpike Revenue
             Bonds (Department of Transportation), Series A, 6.25%
             due 7/01/2010 (d)(l)                                         5,380
--------------------------------------------------------------------------------
    2,000    Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport),
             AMT, Series A, 5% due 10/01/2040 (h)                         2,028
--------------------------------------------------------------------------------
    2,000    Santa Rosa County, Florida, School Board,
             COP, Revenue Refunding Bonds, Series 2,
             5.25% due 2/01/2026 (d)                                      2,113
--------------------------------------------------------------------------------
    4,640    South Broward, Florida, Hospital District,
             Hospital Revenue Bonds, 5.625%
             due 5/01/2032 (g)                                            5,026
--------------------------------------------------------------------------------
             Total Municipal Bonds Held in Trust
             (Cost -- $21,799) -- 20.3%                                  22,331
================================================================================

   Shares
     Held    Mutual Funds
================================================================================
      211    BlackRock Florida Insured Municipal 2008
             Term Trust (j)                                               3,062
--------------------------------------------------------------------------------
             Total Mutual Funds
             (Cost -- $3,496) -- 2.8%                                     3,062
================================================================================

             Short-Term Securities
================================================================================
        5    CMA Florida Municipal Money Fund,
             3.03% (j)(k)                                                     5
--------------------------------------------------------------------------------
             Total Short-Term Securities
             (Cost -- $5) -- 0.0%                                             5
================================================================================
Total Investments
(Cost -- $118,025*) -- 110.6%                                           121,681

Liabilities in Excess of Other Assets -- (1.0%)                          (1,146)

Liability for Trust Certificates, Including Interest
Expense Payable -- (9.6%)                                               (10,503)
                                                                       --------

Net Assets -- 100.0%                                                   $110,032
                                                                       ========


* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 108,494
                                                                =========
      Gross unrealized appreciation ........................    $   3,501
      Gross unrealized depreciation ........................         (752)
                                                                ---------
      Net unrealized appreciation ..........................    $   2,749
                                                                =========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   CIFG Insured.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   XL Capital Insured.
(i)   Escrowed to maturity.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------
                            Purchase        Sale        Realized       Dividend
Affiliate                     Cost          Cost          Gain          Income
-------------------------------------------------------------------------------
BlackRock Florida Insured
  Municipal 2008 Term Trust     --           --            --            $95
CMA Florida Municipal
  Money Fund                    --+@         --            --             --+
-------------------------------------------------------------------------------

      +     Amount is less than $1,000.
      @     Represents net purchase cost.

(k)   Represents the current yield as of July 31, 2007.
(l)   Prerefunded.
(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(o)   FHLMC Collateralized.
(p)   FNMA/GNMA Collateralized.
(q) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.

      See Notes to Financial Statements.


28                 ANNUAL REPORTS                JULY 31, 2007

Schedule of Investments as of July 31, 2007
                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
New Jersey -- 79.6%
--------------------------------------------------------------------------------
  $ 2,000    Bergen County, New Jersey, Improvement Authority,
             School District, GO (Wyckoff Township Board of
             Education Project), 5% due 4/01/2032                      $  2,082
--------------------------------------------------------------------------------
             Camden County, New Jersey, Pollution Control
             Financing Authority, Solid Waste Resource Recovery,
             Revenue Refunding Bonds, AMT:
      340        Series A, 7.50% due 12/01/2010                             344
      135        Series B, 7.50% due 12/01/2009                             137
--------------------------------------------------------------------------------
      875    Cape May Point, New Jersey, GO, 5.70%
             due 3/15/2013                                                  899
--------------------------------------------------------------------------------
    1,000    Delaware River and Bay Authority, Revenue Refunding
             Bonds, 5% due 1/01/2028 (j)                                  1,038
--------------------------------------------------------------------------------
    2,450    Delaware River Joint Toll Bridge Commission of New
             Jersey and Pennsylvania, Bridge Revenue Refunding
             Bonds, 5% due 7/01/2024                                      2,518
--------------------------------------------------------------------------------
      350    Delaware River Port Authority of Pennsylvania and
             New Jersey, Revenue Refunding Bonds (Port District
             Project), Series A, 5.20% due 1/01/2027 (h)                    363
--------------------------------------------------------------------------------
    4,135    Garden State Preservation Trust of New Jersey, CABS,
             Revenue Bonds, Series B, 5.24% due 11/01/2027 (h)(r)         1,601
--------------------------------------------------------------------------------
             Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A (h):
    1,640        5.80% due 11/01/2022                                     1,836
    2,080        5.75% due 11/01/2028                                     2,459
--------------------------------------------------------------------------------
   10,000    Garden State Preservation Trust of New Jersey, Revenue
             Bonds, Series B, 5.17% due 11/01/2024 (h)(r)                 4,540
--------------------------------------------------------------------------------
      250    Gloucester County, New Jersey, Improvement Authority,
             Lease Revenue Bonds, Series A, 5% due 7/15/2023 (j)            259
--------------------------------------------------------------------------------
    2,300    Hopatcong Boro, New Jersey, GO, 5.75%
             due 8/01/2013 (b)(o)                                         2,530
--------------------------------------------------------------------------------
      169    Knowlton Township, New Jersey, Board of Education,
             GO, 6.60% due 8/15/2011                                        187
--------------------------------------------------------------------------------
      200    Middlesex County, New Jersey, COP, Refunding, 5%
             due 8/01/2022 (j)                                              206
--------------------------------------------------------------------------------
    1,705    Middlesex County, New Jersey, Improvement Authority,
             County-Guaranteed Revenue Bonds (Golf Course
             Projects), 5.25% due 6/01/2026                               1,806
--------------------------------------------------------------------------------
    2,970    Middlesex County, New Jersey, Improvement Authority
             Revenue Bonds (New Brunswick Apartments Rental
             Housing), AMT, 5.15% due 2/01/2024 (g)                       2,989
--------------------------------------------------------------------------------
             Middlesex County, New Jersey, Improvement Authority,
             Senior Revenue Bonds (Heldrich Center Hotel/
             Conference Project), Series A:
    1,000        5% due 1/01/2015                                         1,002
    1,000        5% due 1/01/2020                                           986
--------------------------------------------------------------------------------
    1,000    Middlesex County, New Jersey, Pollution Control
             Financing Authority, Revenue Refunding Bonds
             (Amerada Hess Corporation), 6.05% due 9/15/2034              1,063
--------------------------------------------------------------------------------
             New Jersey EDA, Cigarette Tax Revenue Bonds:
      520        5.625% due 6/15/2019                                       538
      790        5.75% due 6/15/2029                                        841
    1,000        5.75% due 6/15/2029 (c)                                  1,097
      125        5.50% due 6/15/2031                                        131
    3,845        5.75% due 6/15/2034                                      4,076
--------------------------------------------------------------------------------
             New Jersey EDA, EDR (Masonic Charity Foundation of
             New Jersey):
      875        5.25% due 6/01/2024                                        916
      500        5.25% due 6/01/2032                                        523
--------------------------------------------------------------------------------
             New Jersey EDA, EDR, Refunding:
      150        (Burlington Coat Factory), 6.125% due 9/01/2010            150
    2,500        (Kapkowski Road Landfill Reclamation Improvement
                 District Project), 6.50% due 4/01/2028                   2,969
    6,500        (The Seeing Eye, Inc. Project), 5% due 12/01/2024 (b)    6,786
--------------------------------------------------------------------------------
    3,000    New Jersey EDA, EDR (The Seeing Eye, Inc.), 6.20%
             due 12/01/2009 (o)                                           3,208
--------------------------------------------------------------------------------
             New Jersey EDA, First Mortgage Revenue Bonds:
    1,000        (Lions Gate Project), Series A, 5.875%
                 due 1/01/2037                                            1,019
    1,330        (The Presbyterian Home), Series A, 6.375%
                 due 11/01/2031                                           1,395
    1,630        (The Presbyterian Home), Series B, 5.75%
                 due 11/01/2031                                           1,632
--------------------------------------------------------------------------------
             New Jersey EDA, First Mortgage Revenue Refunding
             Bonds, Series A:
      585        (Fellowship Village), 5.30% due 1/01/2010                  595
    1,500        (The Winchester Gardens at Ward Homestead
                 Project), 5.80% due 11/01/2031                           1,554
--------------------------------------------------------------------------------
    1,250    New Jersey EDA, IDR, Refunding (Newark Airport
             Marriott Hotel), 7% due 10/01/2014                           1,290
--------------------------------------------------------------------------------
             New Jersey EDA, Motor Vehicle Surcharge Revenue
             Bonds, Series A (j):
    1,675        4.95% due 7/01/2021 (r)                                    902
    2,100        5% due 7/01/2029                                         2,173
--------------------------------------------------------------------------------
      100    New Jersey EDA, PCR (Public Service Electric & Gas Co.),
             AMT, Series A, 6.40% due 5/01/2032 (j)                         101
--------------------------------------------------------------------------------
             New Jersey EDA, Retirement Community Revenue
             Refunding Bonds:
      425        (Cedar Crest Village Inc. Facility), Series A, 7.25%
                 due 11/15/2011 (o)                                         482
    1,500        (Seabrook Village, Inc.), 5.25% due 11/15/2026           1,498
    1,100        (Seabrook Village, Inc.), 5.25% due 11/15/2036           1,089
--------------------------------------------------------------------------------
             New Jersey EDA, Revenue Bonds:
    1,075        (American Airlines Inc. Project), AMT, 7.10%
                 due 11/01/2031                                           1,077
    4,000        (Motor Vehicle Commission), Series A, 3.52%
                 due 7/01/2012 (j)(r)                                     3,284
    2,280        (New Jersey Performing Arts Center Project),
                 Series C, 5.75% due 6/15/2008 (b)                        2,306
      350        (Newark Downtown District Management
                 Corporation), 5.125% due 6/15/2037                         348
    4,000        (Saint Barnabas Medical Center Project), Series A,
                 5.625% due 7/01/2023 (j)(r)                              1,939
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                JULY 31, 2007                  29

                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
New Jersey (continued)
--------------------------------------------------------------------------------
  $    50    New Jersey EDA, Revenue Refunding Bonds (Health
             Village 96 Project), 6% due 5/01/2016                     $     50
--------------------------------------------------------------------------------
             New Jersey EDA, School Facilities Construction
             Revenue Bonds:
    2,500        Series G, 5% due 9/01/2013 (b)(o)                        2,652
    1,700        Series L, 5% due 3/01/2030 (h)                           1,761
    1,590        Series O, 5.25% due 3/01/2023                            1,690
--------------------------------------------------------------------------------
    1,250    New Jersey EDA, Sewer Facilities Revenue Refunding
             Bonds (Anheuser Busch), AMT, 4.95% due 3/01/2047             1,228
--------------------------------------------------------------------------------
    2,000    New Jersey EDA, Solid Waste Disposal Facilities
             Revenue Bonds (Waste Management Inc.), AMT,
             Series A, 5.30% due 6/01/2015                                2,033
--------------------------------------------------------------------------------
    3,000    New Jersey EDA, Special Facility Revenue Bonds
             (Continental Airlines Inc. Project), AMT, 6.25%
             due 9/15/2019                                                3,086
--------------------------------------------------------------------------------
    2,000    New Jersey EDA, State Contract Revenue Refunding
             Bonds (Economic Fund), Series A, 5.25%
             due 3/15/2021 (j)(r)                                         1,091
--------------------------------------------------------------------------------
      100    New Jersey EDA, Water Facilities Revenue Bonds
             (New Jersey -- American Water Company, Inc. Project),
             AMT, Series A, 6.875% due 11/01/2034 (e)                       101
--------------------------------------------------------------------------------
             New Jersey EDA, Water Facilities Revenue
             Refunding Bonds:
      100        (United Water of New Jersey Inc. Project), VRDN,
                 Series A, 3.64% due 11/01/2026 (b)(p)                      100
    1,000        (United Water of New Jersey, Inc.), Series B, 4.50%
                 due 11/01/2025 (b)                                         996
--------------------------------------------------------------------------------
             New Jersey Health Care Facilities Financing Authority
             Revenue Bonds:
      500        (Avalon at Hillsborough), AMT, Series A, 6.625%
                 due 7/01/2035                                              505
      460        (Children's Specialized Hospital), Series A, 5.50%
                 due 7/01/2036                                              472
      750        (Hunterdon Medical Center), Series A, 5.25%
                 due 7/01/2025                                              774
    1,100        (Hunterdon Medical Center), Series A, 5.125%
                 due 7/01/2035                                            1,114
    2,000        (Kennedy Health System), 5.50% due 7/01/2021             2,057
      455        (Kennedy Health System), 5.625% due 7/01/2031              469
      830        (Pascack Valley Hospital Association), 6%
                 due 7/01/2013                                              665
    1,040        (RWJ Healthcare Corporation), Series B, 5%
                 due 7/01/2035 (k)                                        1,041
    2,650        (Robert Wood Johnson University Hospital), 5.75%
                 due 7/01/2025                                            2,752
    1,500        (South Jersey Hospital), 6% due 7/01/2012 (o)            1,633
--------------------------------------------------------------------------------
             New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds:
      405        (Atlantic City Medical Center), 6.25%
                 due 7/01/2012 (o)                                          447
      505        (Atlantic City Medical Center), 6.25%
                 due 7/01/2017                                              547
    1,500        (Bayshore Community Hospital), 5.125%
                 due 7/01/2032 (k)                                        1,533
      600        (Capital Health System Inc.), Series A, 5.75%
                 due 7/01/2023                                              628
--------------------------------------------------------------------------------
             New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds (concluded):
      125        (General Hospital Center at Passaic), 6.75%
                 due 7/01/2019 (h)(l)                                       149
    3,940        (Saint Barnabas Health Care System), Series A, 5%
                 due 7/01/2029                                            3,898
    7,360        (Saint Barnabas Health Care System), Series B,
                 5.72% due 7/01/2036 (r)                                  1,469
    7,000        (Saint Barnabas Health Care System), Series B,
                 5.79% due 7/01/2037 (r)                                  1,322
      150        (Saint Joseph's Hospital and Medical Center),
                 Series A, 6% due 7/01/2026 (d)                             152
    1,000        (South Jersey Hospital System), 5% due 7/01/2036           982
    3,200        (South Jersey Hospital System), 5% due 7/01/2046         3,097
--------------------------------------------------------------------------------
      805    New Jersey Sports and Exposition Authority, Luxury Tax
             Revenue Refunding Bonds (Convention Center), 5.50%
             due 3/01/2021 (j)                                              904
--------------------------------------------------------------------------------
             New Jersey Sports and Exposition Authority, State
             Contract Revenue Bonds (j):
    5,000        Series A, 5.50% due 3/01/2020                            5,192
      200        VRDN, Series C, 3.56% due 9/01/2024 (p)                    200
--------------------------------------------------------------------------------
      800    New Jersey State Educational Facilities Authority, Higher
             Education, Capital Improvement Revenue Bonds,
             Series A, 5.125% due 9/01/2012 (b)(o)                          847
--------------------------------------------------------------------------------
             New Jersey State Educational Facilities Authority
             Revenue Bonds:
    3,000        (Fairleigh Dickinson University), Series D, 5.25%
                 due 7/01/2032 (a)                                        3,042
      750        (Georgian Court College Project), Series C, 6.50%
                 due 7/01/2013 (o)                                          850
      250        (Kean University), Series D, 5.25%
                 due 7/01/2013 (e)(o)                                       268
      500        (Kean University), Series D, 5% due 7/01/2032 (e)          524
      500        (Kean University), Series D, 5% due 7/01/2039 (e)          523
      500        (Montclair State University), Series F, 5%
                 due 7/01/2011 (e)(o)                                       522
    1,000        (New Jersey Institute of Technology), Series G,
                 5.25% due 7/01/2019 (j)                                  1,043
    1,120        (Public Library Project Grant Issue), Series A, 5.50%
                 due 9/01/2019 (b)                                        1,195
      500        (Richard Stockton College), Series F, 5%
                 due 7/01/2031 (j)                                          522
    1,000        (Rider University), Series A, 5.125%
                 due 7/01/2028 (k)                                        1,014
       30        (Rowan University), Series C, 5% due 7/01/2011 (e)(o)       32
      650        (Rowan University), Series C, 5%
                 due 7/01/2014 (j)(o)                                       693
      715        (Rowan University), Series C, 5.125%
                 due 7/01/2014 (j)(o)                                       768
       70        (Rowan University), Series C, 5% due 7/01/2031 (e)          72
      350        (Rowan University), Series G, 4.50%
                 due 7/01/2031 (j)                                          347
    1,850        (Stevens Institute of Technology), Series A, 5%
                 due 7/01/2034                                            1,851
--------------------------------------------------------------------------------


30                 ANNUAL REPORTS                JULY 31, 2007

                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
New Jersey (continued)
--------------------------------------------------------------------------------
             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds:
  $   500        (Georgian Court University), Series D, 5%
                 due 7/01/2033                                         $    501
    3,650        (New Jersey Institute of Technology), Series B, 5%
                 due 7/01/2016 (b)                                        3,858
    1,000        (Ramapo College), Series I, 4.25%
                 due 7/01/2036 (b)                                          953
    2,200        (Rowan University), Series B, 4.25%
                 due 7/01/2034 (e)                                        2,084
--------------------------------------------------------------------------------
    2,500    New Jersey State, GO, 5.75% due 5/01/2012                    2,701
--------------------------------------------------------------------------------
             New Jersey State, GO, Refunding:
    3,000        Series H, 5.25% due 7/01/2014                            3,236
    3,000        Series N, 5.50% due 7/15/2017 (e)                        3,356
--------------------------------------------------------------------------------
       15    New Jersey State Higher Education Assistance Authority,
             Student Loan Revenue Bonds, AMT, Series A, 5.30%
             due 6/01/2017 (b)                                               15
--------------------------------------------------------------------------------
      750    New Jersey State Highway Authority, Garden State
             Parkway, Senior General Revenue Refunding Bonds,
             6.20% due 1/01/2010 (l)                                        777
--------------------------------------------------------------------------------
    2,175    New Jersey State Housing and Mortgage Finance
             Agency, Capital Fund Program Revenue Bonds, Series A,
             4.70% due 11/01/2025 (h)                                     2,183
--------------------------------------------------------------------------------
             New Jersey State Housing and Mortgage Finance
             Agency, M/F Housing Revenue Refunding Bonds,
             Series B (h):
      195        6.15% due 11/01/2020                                       202
      940        6.25% due 11/01/2026                                       973
--------------------------------------------------------------------------------
             New Jersey State Housing and Mortgage Finance
             Agency, S/F Housing Revenue Refunding Bonds,
             AMT, Series T:
    4,400        4.65% due 10/01/2032                                     4,142
    2,900        4.70% due 10/01/2037                                     2,726
--------------------------------------------------------------------------------
    2,500    New Jersey State Transit Corporation, COP (Federal
             Transit Administration Grants), Series A, 6.125%
             due 9/15/2009 (b)(o)                                         2,618
--------------------------------------------------------------------------------
    2,820    New Jersey State Transportation Trust Fund Authority
             Revenue Bonds, Transportation System, Series A, 5.75%
             due 6/15/2020                                                3,188
--------------------------------------------------------------------------------
             New Jersey State Transportation Trust Fund Authority,
             Transportation System Revenue Bonds:
    2,500        Series A, 6% due 6/15/2010 (o)                           2,650
    1,380        Series C, 5.05% due 12/15/2035 (b)(r)                      357
    1,230        Series D, 5% due 6/15/2020                               1,283
    3,000        Series D, 5% due 6/15/2020 (h)                           3,149
--------------------------------------------------------------------------------
             New Jersey State Transportation Trust Fund Authority,
             Transportation System Revenue Refunding Bonds,
             Series B (j):
    1,560        due 6/15/2010                                            1,673
      940        due 6/15/2010 (l)                                        1,009
    2,500        due 12/15/2011 (o)                                       2,720
    1,800        due 12/15/2021                                           2,036
--------------------------------------------------------------------------------
             New Jersey State Turnpike Authority, Turnpike
             Revenue Bonds:
    1,510        Series B, 5.15% due 1/01/2035 (b)(r)                     1,076
    2,500        Series C, 5% due 1/01/2030 (h)                           2,594
--------------------------------------------------------------------------------
             New Jersey State Turnpike Authority, Turnpike Revenue
             Refunding Bonds:
      400        Series A, 5% due 1/01/2019 (e)                             417
    1,000        Series A, 5% due 1/01/2027 (e)                           1,034
       80        Series C, 6.50% due 1/01/2016                               90
    2,955        Series C, 6.50% due 1/01/2016 (j)(l)                     3,368
      545        Series C, 6.50% due 1/01/2016 (j)                          619
      420        Series C, 6.50% due 1/01/2016 (l)                          478
--------------------------------------------------------------------------------
      945    Newark, New Jersey, Health Care Facility Revenue
             Refunding Bonds (New Community Urban Renewal),
             Series A, 5.20% due 6/01/2030 (f)(i)                           988
--------------------------------------------------------------------------------
    5,750    Newark, New Jersey, Housing Authority, Port
             Authority -- Port Newark Marine Terminal, Additional
             Rent-Backed Revenue Refunding Bonds (City of Newark
             Redevelopment Projects), 4.375% due 1/01/2037 (j)            5,529
--------------------------------------------------------------------------------
    5,000    North Hudson Sewer Authority, New Jersey, Sewer
             Revenue Refunding Bonds, Series A, 5.41%
             due 8/01/2021 (j)(r)                                         2,682
--------------------------------------------------------------------------------
    1,475    Northern Burlington County Regional School District,
             New Jersey, GO, Refunding, 4.25% due 3/01/2030 (j)           1,415
--------------------------------------------------------------------------------
      400    Old Bridge Township, New Jersey, Board of Education,
             GO, 5% due 7/15/2011 (j)(o)                                    418
--------------------------------------------------------------------------------
    1,250    Perth Amboy, New Jersey, GO (Convertible CABS),
             Refunding, 4.50% due 7/01/2035 (h)(r)                        1,009
--------------------------------------------------------------------------------
             Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds:
    1,000        85th Series, 5.20% due 9/01/2018                         1,074
    1,000        93rd Series, 6.125% due 6/01/2094                        1,164
--------------------------------------------------------------------------------
             Port Authority of New York and New Jersey, Special
             Obligation Revenue Bonds (JFK International Air
             Terminal LLC), AMT, Series 6 (j):
    7,000        6.25% due 12/01/2009                                     7,363
    1,750        6.25% due 12/01/2011                                     1,905
    2,000        5.75% due 12/01/2022                                     2,050
--------------------------------------------------------------------------------
      200    Port Authority of New York and New Jersey, Special
             Obligation Revenue Refunding Bonds (Versatile
             Structure Obligation), VRDN, Series 3, 3.64%
             due 6/01/2020 (p)                                              200
--------------------------------------------------------------------------------
      605    Salem County, New Jersey, Improvement Authority
             Revenue Bonds (Finlaw State Office Building Project),
             5.375% due 8/15/2028 (h)                                       660
--------------------------------------------------------------------------------
    1,500    South Jersey Port Corporation of New Jersey, Revenue
             Refunding Bonds, AMT, 5.20% due 1/01/2023                    1,532
--------------------------------------------------------------------------------
    1,145    Summit, New Jersey, GO, Refunding, 5.25%
             due 6/01/2014                                                1,242
--------------------------------------------------------------------------------
    1,445    Tobacco Settlement Financing Corporation of New
             Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2013 (o)                                            1,673
--------------------------------------------------------------------------------
    4,000    Tobacco Settlement Financing Corporation of New
             Jersey, Revenue Refunding Bonds, Series 1A, 5%
             due 6/01/2041                                                3,683
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                JULY 31, 2007                  31

                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
New Jersey (concluded)
--------------------------------------------------------------------------------
  $   500    Union County, New Jersey, Improvement Authority,
             Lease Revenue Bonds (Madison Redevelopment
             Project), 5% due 3/01/2025 (h)                            $    517
--------------------------------------------------------------------------------
    2,000    Union County, New Jersey, Utilities Authority, Senior
             Lease Revenue Refunding Bonds (Ogden Martin System
             of Union, Inc.), AMT, Series A, 5.50% due 6/01/2010 (b)      2,082
--------------------------------------------------------------------------------
      250    University of Medicine and Dentistry of New Jersey,
             COP, 5% due 4/15/2022 (b)                                      259
--------------------------------------------------------------------------------
             University of Medicine and Dentistry of New Jersey,
             Revenue Bonds, Series A (b):
      250        5.125% due 12/01/2022                                      261
    1,030        5.50% due 12/01/2027                                     1,095
    1,500        5% due 12/01/2031                                        1,549
--------------------------------------------------------------------------------
================================================================================
Guam -- 0.6%
--------------------------------------------------------------------------------
             Commonwealth of the Northern Mariana Islands,
             Guam, GO, Series A:
      600        6.75% due 10/01/2013 (o)                                   691
      150        6.75% due 10/01/2033                                       164
--------------------------------------------------------------------------------
    1,000    Guam Government Waterworks Authority, Water and
             Wastewater System, Revenue Refunding Bonds,
             5.875% due 7/01/2035                                         1,057
--------------------------------------------------------------------------------
================================================================================
Puerto Rico -- 10.5%
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation
             Revenue Bonds (o):
    3,000        Series B, 6% due 7/01/2010                               3,206
    1,000        Series D, 5.375% due 7/01/2012                           1,069
      660        Series K, 5% due 7/01/2015                                 709
--------------------------------------------------------------------------------
    6,000    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax Revenue Bonds, Series A, 5%
             due 1/01/2008 (b)(o)                                         6,092
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth, Public Improvement, GO:
    5,000        5.50% due 7/01/2019 (h)                                  5,614
      500        5.25% due 7/01/2030                                        525
--------------------------------------------------------------------------------
             Puerto Rico Electric Power Authority, Power
             Revenue Bonds:
    1,170        Series HH, 5.25% due 7/01/2010 (h)(o)                    1,229
    4,000        Series TT, 5% due 7/01/2032                              4,107
--------------------------------------------------------------------------------
    1,345    Puerto Rico Industrial, Medical and Environmental
             Pollution Control Facilities Financing Authority, Special
             Facilities Revenue Bonds (American Airlines Inc.),
             Series A, 6.45% due 12/01/2025                               1,366
--------------------------------------------------------------------------------
    1,250    Puerto Rico Municipal Finance Agency, GO, Series A,
             5% due 8/01/2021 (h)                                         1,317
--------------------------------------------------------------------------------
    3,740    Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Revenue Bonds, Series E, 5.50%
             due 2/01/2012 (o)                                            3,995
--------------------------------------------------------------------------------
    1,200    Puerto Rico Sales Tax Financing Corporation, Sales Tax
             Revenue Refunding Bonds, Series A, 5.25%
             due 8/01/2057                                                1,257
--------------------------------------------------------------------------------
================================================================================
U.S. Virgin Islands -- 0.8%
--------------------------------------------------------------------------------
    1,400    Virgin Islands Government Refinery Facilities, Revenue
             Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
             due 7/01/2021                                                1,502
--------------------------------------------------------------------------------
      750    Virgin Islands Public Finance Authority, Refinery
             Facilities Revenue Bonds (Hovensa Refinery), AMT,
             5.875% due 7/01/2022                                           786
--------------------------------------------------------------------------------
             Total Municipal Bonds
             (Cost -- $258,239) -- 91.5%                                266,769
================================================================================

             Municipal Bonds Held in Trust (q)
================================================================================
New Jersey -- 7.2%
--------------------------------------------------------------------------------
   15,000    Delaware River Port Authority of Pennsylvania and
             New Jersey Revenue Bonds, 5.75% due 1/01/2026 (h)           15,595
--------------------------------------------------------------------------------
    5,540    New Jersey State Housing and Mortgage Financing
             Agency, M/F Revenue Bonds, AMT, Series A, 4.85%
             due 11/01/2030 (e)                                           5,390
--------------------------------------------------------------------------------
================================================================================
Puerto Rico -- 3.7%
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation Refunding Bonds, Series A:
    1,600        5.375% due 10/01/2016                                    1,689
    2,000        5.50% due 10/01/2017                                     2,116
    2,000        5.50% due 10/01/2018                                     2,116
    2,600        5.50% due 10/01/2019                                     2,740
    1,000        5.50% due 10/01/2020                                     1,054
    1,000        5.375% due 10/01/2024                                    1,050
--------------------------------------------------------------------------------
             Total Municipal Bonds Held in Trust
             (Cost -- $31,242) -- 10.9%                                  31,750
================================================================================

             Corporate Bonds
================================================================================
Multi-State -- 4.0%
--------------------------------------------------------------------------------
             Charter Mac Equity Issuer Trust (s):
    1,000        6.625% due 6/30/2049                                     1,037
    4,000        7.60% due 11/30/2050                                     4,329
--------------------------------------------------------------------------------
             Munimae TE Bond Subsidiary LLC (s):
    4,000        6.875% due 6/30/2049                                     4,165
    2,000        7.75% due 6/30/2050                                      2,169
--------------------------------------------------------------------------------
             Total Corporate Bonds
             (Cost -- $10,989) -- 4.0%                                   11,700
================================================================================

   Shares
     Held    Short-Term Securities
================================================================================
    2,879    CMA New Jersey Municipal Money Fund,
             2.99% (m)(n)                                                 2,879
--------------------------------------------------------------------------------
             Total Short-Term Securities
             (Cost -- $2,879) -- 1.0%                                     2,879
================================================================================
Total Investments (Cost -- $303,349*) -- 107.4%                         313,098

Liabilities in Excess of Other Assets -- (0.3%)                            (961)

Liability for Trust Certificates, Including
Interest Expense Payable -- (7.1%)                                      (20,569)
                                                                       --------

Net Assets -- 100.0%                                                   $291,568
                                                                       ========


32                 ANNUAL REPORTS                JULY 31, 2007

Schedule of Investments (concluded)
                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 282,269
                                                                =========
      Gross unrealized appreciation ........................    $  12,781
      Gross unrealized depreciation ........................       (2,370)
                                                                ---------
      Net unrealized appreciation ..........................    $  10,411
                                                                =========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Assured Guaranty Insured.
(d)   Connie Lee Insured.
(e)   FGIC Insured.
(f)   FHA Insured.
(g)   FNMA Collateralized.
(h)   FSA Insured.
(i)   GNMA Collateralized.
(j)   MBIA Insured.
(k)   Radian Insured.
(l)   Escrowed to maturity.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------
                                                  Net             Dividend
      Affiliate                                Activity            Income
      ----------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund        1,627              $126
      ----------------------------------------------------------------------

(n)   Represents the current yield as of July 31, 2007.
(o)   Prerefunded.
(p) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(q) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.
(r) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(s) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  33

Schedule of Investments as of July 31, 2007
                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
Pennsylvania -- 72.8%
--------------------------------------------------------------------------------
             Allegheny County, Pennsylvania, GO, Refunding,
             Series C-57 (f):
  $10,355        5.25% due 11/01/2014                                  $ 11,211
   11,880        5% due 11/01/2016                                       12,600
    5,875        5% due 11/01/2021                                        6,155
--------------------------------------------------------------------------------
             Allegheny County, Pennsylvania, Hospital Development
             Authority, Health Center Revenue Bonds (University of
             Pittsburgh Medical Center Health System):
    3,120        Series A, 5.375% due 11/15/2040                          3,055
    7,000        Series B, 6% due 7/01/2025 (j)                           8,272
--------------------------------------------------------------------------------
    3,975    Allegheny County, Pennsylvania, IDA, Commercial
             Development Revenue Refunding Bonds (MPB Associates
             Project), 7.70% due 12/01/2013 (h)                           4,430
--------------------------------------------------------------------------------
             Allegheny County, Pennsylvania, IDA, Environmental
             Improvement Revenue Refunding Bonds:
    1,000        5.50% due 11/01/2016                                     1,051
    1,500        (USX Corporation), 6.10% due 7/15/2020                   1,532
--------------------------------------------------------------------------------
    1,000    Allegheny County, Pennsylvania, IDA, Lease Revenue
             Refunding Bonds (Residential Resources Inc. Project),
             5.125% due 9/01/2031                                         1,002
--------------------------------------------------------------------------------
    1,000    Allegheny County, Pennsylvania, Redevelopment
             Authority, Tax Increment Revenue Bonds (Waterfront
             Project), Series A, 6.30% due 12/15/2010 (k)                 1,077
--------------------------------------------------------------------------------
      260    Allegheny County, Pennsylvania, Residential Finance
             Authority, S/F Mortgage Revenue Bonds, AMT, Series TT,
             5% due 5/01/2035 (g)                                           257
--------------------------------------------------------------------------------
    6,685    Berks County, Pennsylvania, GO, 5.375%
             due 11/15/2028 (b)                                           6,792
--------------------------------------------------------------------------------
    1,000    Bradford County, Pennsylvania, IDA, Solid Waste
             Disposal Revenue Refunding Bonds (International
             Paper Company Project), AMT, Series B, 5.20%
             due 12/01/2019                                               1,006
--------------------------------------------------------------------------------
      770    Bucks County, Pennsylvania, IDA, Retirement Community
             Revenue Bonds (Ann's Choice Inc.), Series A, 5.90%
             due 1/01/2027                                                  782
--------------------------------------------------------------------------------
    1,000    Bucks County, Pennsylvania, IDA, Revenue Refunding
             Bonds (Pennswood Village Project), Series A, 6%
             due 10/01/2012 (k)                                           1,101
--------------------------------------------------------------------------------
      500    Chester County, Pennsylvania, Health and Education
             Facilities Authority, Revenue Refunding Bonds (Devereux
             Foundation), 5% due 11/01/2031                                 500
--------------------------------------------------------------------------------
   13,085    Coatesville, Pennsylvania, School District, GO, 5%
             due 8/01/2025 (h)                                           13,769
--------------------------------------------------------------------------------
    9,215    Commonwealth Financing Authority, Pennsylvania,
             Revenue Bonds, Series A, 5% due 6/01/2025 (h)                9,650
--------------------------------------------------------------------------------
    1,785    Dauphin County, Pennsylvania, General Authority,
             Health System Revenue Refunding Bonds (Pinnacle
             Health System), 5.50% due 5/15/2017 (j)                      1,805
--------------------------------------------------------------------------------
    1,000    Dauphin County, Pennsylvania, General Authority,
             Hospital Revenue Refunding Bonds (Hapsco Group --
             Western Pennsylvania Hospital Project), Series B,
             6.25% due 7/01/2016 (e)(j)                                   1,098
--------------------------------------------------------------------------------
    6,795    Delaware County, Pennsylvania, Authority Revenue
             Bonds (Haverford College), 5.75% due 11/15/2025              7,215
--------------------------------------------------------------------------------
    3,735    Delaware County, Pennsylvania, Health Facilities
             Authority Revenue Bonds (Mercy Health Corporation
             Project), 5.75% due 12/15/2020 (e)                           3,915
--------------------------------------------------------------------------------
    1,000    Delaware County, Pennsylvania, Hospital Authority
             Revenue Bonds (Crozer-Chester Medical Center),
             6.25% due 12/15/2011 (k)                                     1,107
--------------------------------------------------------------------------------
    6,000    Delaware County, Pennsylvania, Hospital Authority
             Revenue Refunding Bonds (Crozer-Chester Medical
             Center), 5% due 12/15/2031                                   5,884
--------------------------------------------------------------------------------
    3,400    Delaware County, Pennsylvania, IDA, Water Facility
             Revenue Bonds (Philadelphia Suburban Water), 6%
             due 6/01/2029 (f)                                            3,539
--------------------------------------------------------------------------------
             Delaware River Port Authority of Pennsylvania and
             New Jersey Revenue Bonds (h):
    8,000        5.75% due 1/01/2016                                      8,344
    8,930        (Port District Project), Series B, 5.70%
                 due 1/01/2022                                            9,274
--------------------------------------------------------------------------------
    1,000    Delaware Valley Regional Finance Authority,
             Pennsylvania, Local Government Revenue Bonds,
             5.75% due 7/01/2032                                          1,161
--------------------------------------------------------------------------------
   10,000    Delaware Valley Regional Finance Authority,
             Pennsylvania, Local Government Revenue Refunding
             Bonds, Series A, 5.50% due 6/01/2037                        11,488
--------------------------------------------------------------------------------
    5,030    Erie County, Pennsylvania, Hospital Authority Revenue
             Bonds (Hamot Health Foundation), 5%
             due 11/01/2037 (c)                                           5,180
--------------------------------------------------------------------------------
      500    Fulton County, Pennsylvania, IDA, Hospital Revenue
             Bonds (Fulton County Medical Center Project),
             5.90% due 7/01/2040                                            509
--------------------------------------------------------------------------------
      500    Harrisburg, Pennsylvania, Authority, School Revenue
             Refunding Bonds (The School District of Harrisburg
             Project), VRDN, 3.61% due 12/01/2027 (b)(m)                    500
--------------------------------------------------------------------------------
             Lancaster County, Pennsylvania, Hospital Authority
             Revenue Bonds (Lancaster General Hospital Project):
    1,000        5.50% due 9/15/2013 (k)                                  1,086
    4,600        Series A, 5% due 3/15/2036                               4,624
--------------------------------------------------------------------------------
             Lancaster County, Pennsylvania, Hospital Authority
             Revenue Bonds (Masonic Homes Project):
    1,550        5% due 11/01/2026                                        1,564
    3,000        5% due 11/01/2031                                        3,004
    3,695        5% due 11/01/2036                                        3,678
--------------------------------------------------------------------------------
    1,000    Lebanon County, Pennsylvania, Health Facilities
             Authority, Health Center Revenue Bonds (Pleasant
             View Retirement Project), Series A, 5.30%
             due 12/15/2026                                               1,000
--------------------------------------------------------------------------------
    2,250    Lehigh County, Pennsylvania, General Purpose Authority,
             Hospital Revenue Refunding Bonds (Saint Lukes Hospital
             of Bethlehem), 5.375% due 8/15/2013 (k)                      2,412
--------------------------------------------------------------------------------
    1,895    Lehigh County, Pennsylvania, General Purpose Authority,
             Revenue Refunding Bonds (Kids Peace Corporation),
             5.70% due 11/01/2009 (a)                                     1,931
--------------------------------------------------------------------------------
    9,580    Lower Merion, Pennsylvania, School District, GO,
             5% due 9/01/2032                                            10,028
--------------------------------------------------------------------------------
    6,480    Lycoming County, Pennsylvania, Hospital Authority,
             Revenue Refunding Bonds (Divine Providence Hospital),
             5.375% due 11/15/2010 (d)                                    6,505
--------------------------------------------------------------------------------
    6,000    McKeesport, Pennsylvania, Area School District, GO,
             Refunding, Series A, 5% due 10/01/2024 (h)                   6,278
--------------------------------------------------------------------------------


34                 ANNUAL REPORTS                JULY 31, 2007

                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
Pennsylvania (continued)
--------------------------------------------------------------------------------
             Mifflin County, Pennsylvania, Hospital Authority,
             Revenue Refunding Bonds (Lewiston Hospital) (k)(l):
  $ 1,000        6.20% due 1/01/2011                                   $  1,083
    2,550        6.40% due 1/01/2011                                      2,779
--------------------------------------------------------------------------------
    2,300    Mifflin County, Pennsylvania, School District, GO,
             7.50% due 9/01/2022 (q)                                      2,919
--------------------------------------------------------------------------------
    4,140    Monroe County, Pennsylvania, Hospital Authority
             Revenue Refunding Bonds (Pocono Medical Center),
             5.125% due 1/01/2037                                         4,087
--------------------------------------------------------------------------------
    9,000    Montgomery County, Pennsylvania, Higher Education
             and Health Authority, Revenue Refunding Bonds (Holy
             Redeemer Health System Project), Series A, 5.25%
             due 10/01/2027 (b)                                           9,105
--------------------------------------------------------------------------------
    1,000    Montgomery County, Pennsylvania, IDA, Revenue
             Refunding Bonds (Foulkeways at Gwynedd Project),
             Series A, 5% due 12/01/2024                                    996
--------------------------------------------------------------------------------
    5,000    Northampton County, Pennsylvania, General Purpose
             Authority, Higher Education Revenue Refunding Bonds
             (Lehigh University), 4.50% due 11/15/2036 (j)                4,834
--------------------------------------------------------------------------------
    2,500    Northumberland County, Pennsylvania, IDA, Water
             Facilities Revenue Refunding Bonds (Aqua Pennsylvania
             Inc. Project), AMT, 5.05% due 10/01/2039 (f)                 2,542
--------------------------------------------------------------------------------
    1,000    Pennsbury, Pennsylvania, School District, GO, Refunding,
             5.50% due 7/15/2012 (f)(k)                                   1,074
--------------------------------------------------------------------------------
    1,000    Pennsylvania Convention Center Authority Revenue
             Bonds, Series A, 6.70% due 9/01/2016 (e)(f)                  1,140
--------------------------------------------------------------------------------
      300    Pennsylvania Economic Development Financing
             Authority, Solid Waste Disposal Revenue Bonds (Waste
             Management Inc. Project), AMT, Series A, 5.10%
             due 10/01/2027                                                 294
--------------------------------------------------------------------------------
             Pennsylvania HFA, S/F Mortgage Revenue Refunding
             Bonds, AMT:
   13,155        Series 63A, 5.50% due 4/01/2030 (s)                      3,680
    1,045        Series 66A, 5.65% due 4/01/2029                          1,059
    2,000        Series 73A, 5.45% due 10/01/2032                         2,063
      600        Series 92-A, 4.75% due 4/01/2031                           576
    6,700        Series 97A, 4.65% due 10/01/2031                         6,298
--------------------------------------------------------------------------------
             Pennsylvania State Department of General Services,
             COP, Refunding (h):
    2,745        5% due 5/01/2014                                         2,860
    2,815        5% due 11/01/2014                                        2,933
    2,890        5.25% due 5/01/2015                                      3,039
    2,965        5.25% due 11/01/2015                                     3,118
    1,885        5.25% due 5/01/2016                                      1,982
--------------------------------------------------------------------------------
             Pennsylvania State, GO, Refunding, Third Series
             5.375% due 7/01/2016:
   15,000        5.375% due 7/01/2016 (j)                                16,545
    3,000        5.375% due 7/01/2017 (h)                                 3,322
--------------------------------------------------------------------------------
   15,395    Pennsylvania State, GO, Second Series, 5.50%
             due 1/01/2014                                               16,772
--------------------------------------------------------------------------------
    5,000    Pennsylvania State Higher Education Assistance
             Agency, Capital Acquisition Revenue Bonds,
             5.875% due 12/15/2010 (j)(k)                                 5,324
--------------------------------------------------------------------------------
             Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds:
    3,140        5% due 6/15/2025 (j)                                     3,302
    3,300        5% due 6/15/2026 (j)                                     3,460
    3,465        5% due 6/15/2027 (j)                                     3,627
      155        (Lafayette College Project), 6% due 5/01/2030              163
--------------------------------------------------------------------------------
      500    Pennsylvania State Higher Educational Facilities
             Authority, Revenue Refunding Bonds (Widener
             University), 5.375% due 7/15/2029                              515
--------------------------------------------------------------------------------
    8,000    Pennsylvania State IDA, EDR, Refunding, 5.50%
             due 7/01/2016 (b)                                            8,617
--------------------------------------------------------------------------------
    9,000    Pennsylvania State Public School Building Authority,
             Revenue Refunding Bonds (The School District of
             Philadelphia Project), Series B, 5% due 6/01/2024 (h)        9,430
--------------------------------------------------------------------------------
    1,980    Pennsylvania State Turnpike Commission, Oil Franchise
             Tax Revenue Refunding Bonds, Sub-Series B, 5%
             due 12/01/2023 (b)                                           2,082
--------------------------------------------------------------------------------
    5,000    Pennsylvania State Turnpike Commission, Turnpike
             Revenue Refunding Bonds, Series T, 5.50%
             due 12/01/2013 (f)                                           5,457
--------------------------------------------------------------------------------
             Philadelphia, Pennsylvania, Authority for IDR (American
             College of Physicians):
    6,370        5.50% due 6/15/2020                                      6,548
    8,315        5.50% due 6/15/2025                                      8,554
--------------------------------------------------------------------------------
             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Industrial and Commercial Revenue
             Bonds (Girard Estate Coal Mining Project) (e):
    3,945        5.375% due 11/15/2012                                    3,950
    1,650        5.50% due 11/15/2016                                     1,652
--------------------------------------------------------------------------------
             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Senior Living Revenue Bonds:
      500        (Rieder House Project), Series A, 6.10%
                 due 7/01/2033                                              523
      500        (Saligman House Project), Series C, 6.10%
                 due 7/01/2033                                              523
--------------------------------------------------------------------------------
      980    Philadelphia, Pennsylvania, GO, Series B, 5.90%
             due 11/15/2009 (f)                                             982
--------------------------------------------------------------------------------
    1,835    Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
             12th Series B, 7% due 5/15/2020 (e)(j)                       2,156
--------------------------------------------------------------------------------
    4,000    Philadelphia, Pennsylvania, Gas Works Revenue
             Refunding Bonds, 1998 General Ordinance, 7th Series,
             5% due 10/01/2037 (b)                                        4,129
--------------------------------------------------------------------------------
             Philadelphia, Pennsylvania, Hospitals and Higher
             Education Facilities Authority, Hospital Revenue
             Refunding Bonds:
    3,000        (Presbyterian Medical Center), 6.65%
                 due 12/01/2019 (e)                                       3,540
    6,000        (Temple University Health System), Series A,
                 5.50% due 7/01/2030                                      6,119
--------------------------------------------------------------------------------
             Philadelphia, Pennsylvania, Parking Authority, Airport
             Parking Revenue Bonds:
    1,390        5.625% due 9/01/2013 (h)                                 1,445
    5,900        5.40% due 9/01/2015 (b)                                  5,965
    4,495        5.625% due 9/01/2017 (h)                                 4,680
    4,430        5.625% due 9/01/2018 (h)                                 4,617
--------------------------------------------------------------------------------
      415    Philadelphia, Pennsylvania, Qualified Redevelopment
             Authority Revenue Bonds, AMT, Series B, 5%
             due 4/15/2027 (f)                                              425
--------------------------------------------------------------------------------
    1,845    Pocono Mountain School District, Pennsylvania, GO,
             Series C, 5% due 9/01/2034 (h)                               1,922
--------------------------------------------------------------------------------
             Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Refunding Bonds (Guthrie Healthcare System),
             Series A:
    1,080        5.875% due 12/01/2011 (k)                                1,174
      320        5.875% due 12/01/2031                                      336
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                JULY 31, 2007                  35

                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
Pennsylvania (concluded)
--------------------------------------------------------------------------------
  $ 4,000    South Fork Municipal Authority, Pennsylvania, Hospital
             Revenue Refunding Bonds (Good Samaritan Medical
             Center), Series B, 5.375% due 7/01/2016 (j)               $  4,044
--------------------------------------------------------------------------------
      315    Southcentral General Authority, Pennsylvania, Revenue
             Refunding Bonds (Wellspan Health Obligated),
             5.625% due 5/15/2026 (e)                                       335
--------------------------------------------------------------------------------
    6,340    Washington County, Pennsylvania, Capital Funding
             Authority Revenue Bonds (Capital Projects and
             Equipment Program), 6.15% due 12/01/2029 (b)                 6,764
--------------------------------------------------------------------------------
    2,500    Washington County, Pennsylvania, IDA, PCR (West
             Penn Power), Refunding, Series G, 6.05%
             due 4/01/2014 (b)                                            2,504
--------------------------------------------------------------------------------
    1,200    Washington County, Pennsylvania, Redevelopment
             Authority, Tax Allocation Revenue Bonds (Victory Centre
             Project-Tanger), Series A, 5.45% due 7/01/2035               1,210
--------------------------------------------------------------------------------
             West Chester, Pennsylvania, Area School District, GO,
             Series A (h):
    3,785        5% due 5/15/2016                                         4,037
    3,885        5% due 5/15/2017                                         4,134
    7,715        5% due 5/15/2018                                         8,165
    7,550        5% due 5/15/2022                                         7,909
--------------------------------------------------------------------------------
    1,800    Wilkes-Barre, Pennsylvania, Financing Authority,
             Revenue Refunding Bonds (Wilkes University Project),
             5% due 3/01/2037                                             1,781
--------------------------------------------------------------------------------
================================================================================
Guam -- 0.3%
--------------------------------------------------------------------------------
      500    Commonwealth of the Northern Mariana Islands, Guam,
             GO, Series A, 6.75% due 10/01/2013 (k)                         576
--------------------------------------------------------------------------------
    1,000    Guam Government Waterworks Authority, Water and
             Wastewater System, Revenue Refunding Bonds,
             6% due 7/01/2025                                             1,078
--------------------------------------------------------------------------------
================================================================================
Puerto Rico -- 13.3%
--------------------------------------------------------------------------------
    1,220    Children's Trust Fund Project of Puerto Rico, Tobacco
             Settlement Revenue Refunding Bonds, 5.375%
             due 5/15/2033                                                1,236
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth, GO, Refunding:
   10,000        5.50% due 7/01/2012 (f)(k)                              10,760
    2,000        RITR, Class R, Series 3, 7.503%
                 due 7/01/2016 (j)(n)                                     2,213
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue Bonds,
             Series G:
    1,315        5% due 7/01/2013 (k)                                     1,396
      685        5% due 7/01/2033                                           697
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series M:
    6,300        5% due 7/01/2037                                         6,458
    4,835        5% due 7/01/2046                                         4,913
--------------------------------------------------------------------------------
    7,700    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax Revenue Bonds, Series B, 5%
             due 7/01/2041                                                7,815
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth, Public Improvement, GO,
             Refunding, Series A (j):
   11,830        5.50% due 7/01/2016                                     13,168
    7,500        5.50% due 7/01/2020                                      8,456
--------------------------------------------------------------------------------
    5,260    Puerto Rico Commonwealth, Public Improvement, GO,
             Series A, 5% due 7/01/2034                                   5,352
--------------------------------------------------------------------------------
      750    Puerto Rico Ports Authority, Special Facilities Revenue
             Bonds (American Airlines), AMT, Series A, 6.25%
             due 6/01/2026                                                  751
--------------------------------------------------------------------------------
    2,940    Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series D,
             5.375% due 7/01/2033                                         3,055
--------------------------------------------------------------------------------
    9,340    Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Revenue Bonds, Series E, 5.50%
             due 2/01/2012 (k)                                            9,976
--------------------------------------------------------------------------------
    1,390    Puerto Rico Sales Tax Financing Corporation, Sales Tax
             Revenue Refunding Bonds, Series A, 5.25%
             due 8/01/2057                                                1,456
--------------------------------------------------------------------------------
================================================================================
U.S. Virgin Islands -- 0.5%
--------------------------------------------------------------------------------
    1,000    Virgin Islands Government Refinery Facilities, Revenue
             Refunding Bonds (Hovensa Coker Project), AMT,
             6.50% due 7/01/2021                                          1,073
--------------------------------------------------------------------------------
      500    Virgin Islands Public Finance Authority, Refinery
             Facilities Revenue Bonds (Hovensa Refinery), AMT,
             6.125% due 7/01/2022                                           540
--------------------------------------------------------------------------------
    1,000    Virgin Islands Water and Power Authority, Electric
             System Revenue Bonds, Series A, 5% due 7/01/2031               999
--------------------------------------------------------------------------------
             Total Municipal Bonds
             (Cost -- $494,156) -- 86.9%                                506,539
================================================================================

             Municipal Bonds Held in Trust (r)
================================================================================
Pennsylvania -- 13.8%
--------------------------------------------------------------------------------
   40,000    Delaware River Port Authority of Pennsylvania and
             New Jersey Revenue Bonds, 5.75% due 1/01/2022 (h)           41,596
--------------------------------------------------------------------------------
   20,010    Delaware Valley Regional Finance Authority, Pennsylvania,
             Local Government Revenue Bonds, 5.75%
             due 7/01/2032                                               23,237
--------------------------------------------------------------------------------
    3,000    Luzerne County, Pennsylvania, IDA, Water Facility
             Revenue Refunding Bonds (Pennsylvania American
             Water Company Project), AMT, Series A, 5.10%
             due 9/01/2034 (b)                                            3,069
--------------------------------------------------------------------------------
    5,000    Pennsylvania State Public School Building Authority,
             School Lease Revenue Bonds (The School District
             of Philadelphia Project), 5.25% due 6/01/2013 (h)            5,355
--------------------------------------------------------------------------------
             Pennsylvania State Turnpike Commission, Turnpike
             Revenue Bonds, Series A:
    5,000        5.25% due 12/01/2019 (j)                                 5,451
    1,600        5.50% due 12/01/2031 (b)                                 1,733
--------------------------------------------------------------------------------
================================================================================
Puerto Rico -- 1.9%
--------------------------------------------------------------------------------
             Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation Refunding Bonds, Series A:
    1,600        5.375% due 10/01/2016                                    1,689
    2,000        5.50% due 10/01/2017                                     2,116
    2,000        5.50% due 10/01/2018                                     2,116
    2,760        5.50% due 10/01/2019                                     2,910
    1,000        5.50% due 10/01/2020                                     1,054
    1,000        5.375% due 10/01/2024                                    1,050
--------------------------------------------------------------------------------
             Total Municipal Bonds Held in Trust
             (Cost -- $90,551) -- 15.7%                                  91,376
================================================================================


36                 ANNUAL REPORTS                JULY 31, 2007

Schedule of Investments (concluded)
                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
================================================================================
Multi-State -- 8.9%
--------------------------------------------------------------------------------
             Charter Mac Equity Issuer Trust (o):
  $25,000        6.625% due 6/30/2049                                  $ 25,927
   10,000        7.60% due 11/30/2050                                    10,823
--------------------------------------------------------------------------------
             Munimae TE Bond Subsidiary LLC (o):
    4,000        6.875% due 6/30/2049                                     4,165
   10,000        7.75% due 6/30/2050                                     10,846
--------------------------------------------------------------------------------
             Total Corporate Bonds
             (Cost -- $48,196) -- 8.9%                                   51,761
================================================================================

   Shares                                                                 Value
     Held    Short-Term Securities
================================================================================
   16,731    CMA Pennsylvania Municipal Money Fund,
             3.03% (i)(p)                                              $ 16,731
--------------------------------------------------------------------------------
             Total Short-Term Securities
             (Cost -- $16,731) -- 2.8%                                   16,731
================================================================================
Total Investments (Cost -- $649,634*) -- 114.3%                         666,407

Liabilities in Excess of Other Assets -- (4.2%)                         (24,732)

Liability for Trust Certificates, Including Interest
Expense Payable -- (10.1%)                                              (58,701)
                                                                       --------

Net Assets -- 100.0%                                                   $582,974
                                                                       ========


* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 590,912
                                                                =========
      Gross unrealized appreciation ........................    $  20,698
      Gross unrealized depreciation ........................       (3,613)
                                                                ---------
      Net unrealized appreciation ..........................    $  17,085
                                                                =========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   CIFG Insured.
(d)   Connie Lee Insured.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   FNMA/GNMA Collateralized.
(h)   FSA Insured.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                    Net             Dividend
      Affiliate                                  Activity            Income
      --------------------------------------------------------------------------
      CMA Pennsylvania Municipal Money Fund       15,480              $231
      --------------------------------------------------------------------------

(j)   MBIA Insured.
(k)   Prerefunded.
(l)   Radian Insured.
(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(o) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(p)   Represents the current yield as of July 31, 2007.
(q)   XL Capital Insured.
(r) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.
(s) Represents a zero coupon bond; the interest rate shown reflects the effective at the time of purchase.

o Forward interest rate swaps outstanding as of July 31, 2007 were as follows:

------------------------------------------------------------------------------------
                                                                        Unrealized
                                                        Notional       Appreciation
                                                         Amount       (Depreciation)
------------------------------------------------------------------------------------
Pay a fixed rate of 5.524% and receive a floating rate
based on 1-week Bond Market Association Rate

Broker, JPMorgan Chase
Expires September 2017                                   $ 2,000              $ (10)

Pay a fixed rate of 4.031% and receive a floating rate based on 1-week Bond Market Association Rate

Broker, JPMorgan Chase
Expires September 2017                                   $10,000                (95)

Pay a fixed rate of 4.002% and receive a floating rate based on 1-week Bond Market Association Rate

Broker, JPMorgan Chase
Expires October 2017                                     $ 8,500                (58)

Pay a fixed rate of 4.064% and receive a floating rate based on 1-week Bond Market Association Rate

Broker, JPMorgan Chase
Expires October 2017                                     $20,000               (234)

Pay a fixed rate of 4.033% and receive a floating rate based on 1-week Bond Market Association Rate

Broker, Morgan Stanley Capital Services, Inc.
Expires October 2017                                     $10,000                (95)

Pay a fixed rate of 3.968% and receive a floating rate based on Bond Market Association Rate

Broker, Citibank N.A.
Expires November 2017                                    $ 3,000                (14)

Pay a fixed rate of 3.899% and receive a floating rate based on 1-week Bond Market Association Rate

Broker, JPMorgan Chase
Expires August 2019                                      $ 3,000                 21

Pay a fixed rate of 4.304% and receive a floating rate based on 1-week Bond Market Association Rate

Broker, Citibank N.A.
Expires September 2027                                   $10,000               (162)
------------------------------------------------------------------------------------
Total                                                                         $(647)
                                                                              =====

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  37

Statements of Assets and Liabilities

                                                                                    BlackRock         BlackRock         BlackRock
                                                                                     Florida         New Jersey       Pennsylvania
                                                                                    Municipal         Municipal         Municipal
As of July 31, 2007                                                                 Bond Fund         Bond Fund         Bond Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Investments in unaffiliated securities, at value* ..........    $ 118,614,323     $ 310,219,772     $ 649,675,824
                  Investments in affiliated securities, at value** ...........        3,066,740         2,878,637        16,731,352
                  Cash .......................................................               --           199,866           609,437
                  Unrealized appreciation on forward interest rate swaps .....               --                --            20,886
                  Receivables:
                      Interest ...............................................        1,402,287         2,859,727         5,914,782
                      Securities sold ........................................           30,000                --         2,023,334
                      Beneficial interest sold ...............................          122,844           182,080           464,993
                      Swaps ..................................................               --                --            59,000
                      Dividends from affiliates ..............................            7,913                --                --
                  Prepaid expenses and other assets ..........................            5,477            13,129            17,041
                                                                                  -------------------------------------------------
                  Total assets ...............................................      123,249,584       316,353,211       675,516,649
                                                                                  -------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                  Bank overdraft .............................................            2,135                --                --
                  Unrealized depreciation on forward interest rate swaps .....               --                --           667,454
                  Trust certificates .........................................       10,437,500        20,418,050        58,410,000
                  Payables:
                      Securities purchased ...................................        2,071,140         2,830,610        29,781,602
                      Dividends to shareholders ..............................          365,583           944,563         2,088,810
                      Beneficial interest redeemed ...........................          148,735           188,792           842,712
                      Interest expense .......................................           65,808           151,135           291,085
                      Investment adviser .....................................           51,459           112,267           252,408
                      Distributor ............................................           21,375            42,869            30,279
                      Other affiliates .......................................            9,065            18,778            24,296
                  Accrued expenses and other liabilities .....................           44,843            77,856           154,335
                                                                                  -------------------------------------------------
                  Total liabilities ..........................................       13,217,643        24,784,920        92,542,981
                                                                                  -------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Net Assets .................................................    $ 110,031,941     $ 291,568,291     $ 582,973,668
                                                                                  =================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                  Undistributed investment income -- net .....................    $     349,798     $     866,260     $     688,365
                  Accumulated realized capital losses -- net .................       (5,204,719)      (14,185,881)      (32,832,499)
                  Unrealized appreciation -- net .............................        3,655,638         9,748,892        16,126,809
                                                                                  -------------------------------------------------
                  Total accumulated losses -- net ............................       (1,199,283)       (3,570,729)      (16,017,325)
                                                                                  -------------------------------------------------
                  Institutional Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................          208,763         1,637,755         4,370,695
                  Service Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................               --           121,498            29,792
                  Investor A Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................           31,832           148,232           249,378
                  Investor A1 Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................          506,134           373,440           250,700
                  Investor B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................          165,739            81,512            46,770
                  Investor B1 Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................               --           148,629           115,531
                  Investor C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................           13,831            68,596            37,355
                  Investor C1 Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ....................          150,590           176,322           137,722
                  Paid-in capital in excess of par ...........................      110,154,335       292,383,036       593,753,050
                                                                                  -------------------------------------------------
                  Net assets .................................................    $ 110,031,941     $ 291,568,291     $ 582,973,668
                                                                                  =================================================


38                 ANNUAL REPORTS                JULY 31, 2007

Statements of Assets and Liabilities (concluded)

                                                                                    BlackRock         BlackRock         BlackRock
                                                                                     Florida         New Jersey       Pennsylvania
                                                                                    Municipal         Municipal         Municipal
As of July 31, 2007                                                                 Bond Fund         Bond Fund         Bond Fund
==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
                  Institutional:
                      Net assets ..............................................   $ 21,356,786      $173,234,448      $486,395,259
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............      2,087,628        16,377,551        43,706,954
                                                                                  ================================================
                      Net asset value .........................................   $      10.23      $      10.58      $      11.13
                                                                                  ================================================
                  Service:
                      Net assets ..............................................             --      $ 12,849,230      $  3,316,223
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............             --         1,214,977           297,915
                                                                                  ================================================
                      Net asset value .........................................             --      $      10.58      $      11.13
                                                                                  ================================================
                  Investor A:
                      Net assets ..............................................   $  3,248,414      $ 15,692,644      $ 27,781,847
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............        318,323         1,482,322         2,493,779
                                                                                  ================================================
                      Net asset value .........................................   $      10.20      $      10.59      $      11.14
                                                                                  ================================================
                  Investor A1:
                      Net assets ..............................................   $ 51,684,915      $ 39,545,521      $ 27,931,044
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............      5,061,342         3,734,397         2,507,001
                                                                                  ================================================
                      Net asset value .........................................   $      10.21      $      10.59      $      11.14
                                                                                  ================================================
                  Investor B:
                      Net assets ..............................................   $ 16,954,507      $  8,621,608      $  5,205,851
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............      1,657,391           815,120           467,698
                                                                                  ================================================
                      Net asset value .........................................   $      10.23      $      10.58      $      11.13
                                                                                  ================================================
                  Investor B1:
                      Net assets ..............................................             --      $ 15,723,166      $ 12,855,916
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............             --         1,486,287         1,155,309
                                                                                  ================================================
                      Net asset value .........................................             --      $      10.58      $      11.13
                                                                                  ================================================
                  Investor C:
                      Net assets ..............................................   $  1,410,693      $  7,253,498      $  4,160,393
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............        138,309           685,961           373,553
                                                                                  ================================================
                      Net asset value .........................................   $      10.20      $      10.57      $      11.14
                                                                                  ================================================
                  Investor C1:
                      Net assets ..............................................   $ 15,376,626      $ 18,648,176      $ 15,327,135
                                                                                  ================================================
                      Shares of beneficial interest outstanding ...............      1,505,898         1,763,223         1,377,224
                                                                                  ================================================
                      Net asset value .........................................   $      10.21      $      10.58      $      11.13
                                                                                  ================================================
                     *  Identified cost for unaffiliated securities ...........   $114,524,757      $300,470,880      $632,902,447
                                                                                  ================================================
                     ** Identified cost for affiliated securities .............   $  3,500,668      $  2,878,637      $ 16,731,352
                                                                                  ================================================

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  39

Statements of Operations

                                                                                    BlackRock         BlackRock         BlackRock
                                                                                     Florida         New Jersey       Pennsylvania
                                                                                    Municipal         Municipal         Municipal
For the Year Ended July 31, 2007                                                    Bond Fund         Bond Fund         Bond Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                  Interest ...................................................    $  6,556,166       $ 14,010,368      $ 26,995,111
                  Dividends from affiliates ..................................          95,096            126,307           230,607
                                                                                  -------------------------------------------------
                  Total income ...............................................       6,651,262         14,136,675        27,225,718
                                                                                  -------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment advisory fees ...................................         647,349          1,401,820         2,670,321
                  Interest expense and fees ..................................         374,802            871,823         2,191,053
                  Accounting services ........................................          74,558            111,953           168,867
                  Service and distribution fees -- Investor C1 ...............         104,953            118,393            95,699
                  Professional fees ..........................................          78,943             77,632            76,948
                  Service and distribution fees -- Investor B ................         104,538             75,545            49,549
                  Printing and shareholder reports ...........................          49,425             68,812            73,879
                  Service and distribution fees -- Investor B1 ...............              --             93,223            78,850
                  Service fees -- Investor A1 ................................          54,414             40,705            27,781
                  Service fees -- Investor A .................................           4,566             23,568            54,304
                  Registration fees ..........................................          23,368             20,960            29,550
                  Custodian fees .............................................          10,098             18,119            40,179
                  Service and distribution fees -- Investor C ................           5,114             37,316            21,073
                  Transfer agent fees -- Institutional .......................          10,210             15,836            31,745
                  Pricing fees ...............................................          11,206             22,779            21,868
                  Transfer agent fees -- Investor A1 .........................          20,907             19,232            13,945
                  Trustees' fees and expenses ................................          14,202             16,565            20,722
                  Service fees -- Service ....................................              --             26,706             6,932
                  Transfer agent fees -- Investor C1 .........................           6,477              6,737             6,454
                  Transfer agent fees -- Investor B1 .........................              --              9,646             9,055
                  Transfer agent fees -- Investor B ..........................           8,578              4,843             5,234
                  Transfer agent fees -- Investor A ..........................             724              4,007            13,224
                  Transfer agent fees -- Service .............................              --             10,270             1,273
                  Transfer agent fees -- Investor C ..........................             343              2,022             1,537
                  Other ......................................................          24,486             26,939            27,066
                                                                                  -------------------------------------------------
                  Total expenses before waiver and/or reimbursement ..........       1,629,261          3,125,451         5,737,108
                  Waiver and/or reimbursement of expenses ....................             (23)          (263,622)         (243,078)
                                                                                  -------------------------------------------------
                  Total expenses after waiver and/or reimbursement ...........       1,629,238          2,861,829         5,494,030
                                                                                  -------------------------------------------------
                  Investment income -- net ...................................       5,022,024         11,274,846        21,731,688
                                                                                  -------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
                  Realized gain (loss) on:
                      Investments -- net .....................................       1,036,895            386,649         6,289,888
                      Swaps -- net ...........................................        (122,874)                --         1,196,093
                                                                                  -------------------------------------------------
                  Total realized gain -- net .................................         914,021            386,649         7,485,981
                                                                                  -------------------------------------------------
                  Change in unrealized appreciation/depreciation on:
                      Investments -- net .....................................      (1,531,419)        (5,192,639)      (15,790,877)
                      Swaps -- net ...........................................              --                 --          (590,057)
                                                                                  -------------------------------------------------
                  Total change in unrealized appreciation/depreciation -- net       (1,531,419)        (5,192,639)      (16,380,934)
                                                                                  -------------------------------------------------
                  Total realized and unrealized loss -- net ..................        (617,398)        (4,805,990)       (8,894,953)
                                                                                  -------------------------------------------------
                  Net Increase in Net Assets Resulting from Operations .......    $  4,404,626       $  6,468,856      $ 12,836,735
                                                                                  =================================================

      See Notes to Financial Statements.


40                 ANNUAL REPORTS                JULY 31, 2007

Statements of Changes in Net Assets        BlackRock Florida Municipal Bond Fund

                                                                                                          For the Year Ended
                                                                                                                July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $   5,022,024     $   5,414,484
            Realized gain (loss) -- net ........................................................          914,021          (283,326)
            Change in unrealized appreciation/depreciation -- net ..............................       (1,531,419)       (2,051,210)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................        4,404,626         3,079,948
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ..................................................................         (968,556)       (1,004,021)
                Investor A .....................................................................          (73,647)               --
                Investor A1 ....................................................................       (2,290,947)       (2,586,269)
                Investor B .....................................................................         (796,933)       (1,185,478)
                Investor C .....................................................................          (16,531)               --
                Investor C1 ....................................................................         (649,197)         (638,716)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ................       (4,795,811)       (5,414,484)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from beneficial interest transactions ...........      (15,475,630)       (3,569,331)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .......................................................      (15,866,815)       (5,903,867)
            Beginning of year ..................................................................      125,898,756       131,802,623
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 110,031,941     $ 125,898,756
                                                                                                    ===============================
                * Undistributed investment income -- net .......................................    $     349,798     $     123,585
                                                                                                    ===============================

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  41

Statements of Changes in Net Assets     BlackRock New Jersey Municipal Bond Fund

                                                                                                          For the Year Ended
                                                                                                                July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................   $  11,274,846     $   4,241,248
            Realized gain -- net ................................................................         386,649           729,694
            Change in unrealized appreciation/depreciation -- net ...............................      (5,192,639)       (1,489,053)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ................................       6,468,856         3,481,889
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ...................................................................      (6,280,908)       (1,215,782)
                Service .........................................................................        (438,542)               --
                Investor A ......................................................................        (387,416)               --
                Investor A1 .....................................................................      (1,713,234)       (1,482,198)
                Investor B ......................................................................        (253,977)               --
                Investor B1 .....................................................................        (710,416)         (875,086)
                Investor C ......................................................................        (125,242)               --
                Investor C1 .....................................................................        (731,637)         (622,496)
            Realized gain -- net:
                Institutional ...................................................................              --            (9,352)
                Investor A1 .....................................................................              --           (12,456)
                Investor B1 .....................................................................              --            (8,754)
                Investor C1 .....................................................................              --            (6,080)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends and distributions to shareholders     (10,641,372)       (4,232,204)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions ............     181,194,576        12,420,544
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ........................................................     177,022,060        11,670,229
            Beginning of year ...................................................................     114,546,231       102,876,002
                                                                                                    -------------------------------
            End of year* ........................................................................   $ 291,568,291     $ 114,546,231
                                                                                                    ===============================
                * Undistributed investment income -- net ........................................   $     866,260     $     231,672
                                                                                                    ===============================

      See Notes to Financial Statements.


42                 ANNUAL REPORTS                JULY 31, 2007

Statements of Changes in Net Assets   BlackRock Pennsylvania Municipal Bond Fund

                                                                                                          For the Year Ended
                                                                                                               July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $  21,731,688     $   2,999,712
            Realized gain -- net ...............................................................        7,485,981           333,738
            Change in unrealized appreciation/depreciation -- net ..............................      (16,380,934)       (1,698,932)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................       12,836,735         1,634,518
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ..................................................................      (17,510,802)         (458,664)
                Service ........................................................................         (115,809)               --
                Investor A .....................................................................         (905,101)               --
                Investor A1 ....................................................................       (1,190,963)       (1,147,819)
                Investor B .....................................................................         (172,868)               --
                Investor B1 ....................................................................         (613,015)         (831,770)
                Investor C .....................................................................          (71,891)               --
                Investor C1 ....................................................................         (603,987)         (555,476)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ................      (21,184,436)       (2,993,729)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions ...........      518,881,095           244,580
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ............................................      510,533,394        (1,114,631)
            Beginning of year ..................................................................       72,440,274        73,554,905
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 582,973,668     $  72,440,274
                                                                                                    ===============================
                * Undistributed investment income -- net .......................................    $     688,365     $      73,316
                                                                                                    ===============================

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  43

Financial Highlights

                                                                                 BlackRock Florida Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                             Institutional
                                                                   ----------------------------------------------------------------
                                                                                      For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  10.28      $  10.47      $  10.15      $  10.06      $  10.20
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .47           .46           .49           .53           .53
Realized and unrealized gain (loss) -- net ....................        (.08)         (.23)          .32           .09          (.14)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .39           .23           .81           .62           .39
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.44)         (.42)         (.49)         (.53)         (.53)
    Realized gain -- net ......................................          --            --            --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.44)         (.42)         (.49)         (.53)         (.53)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  10.23      $  10.28      $  10.47      $  10.15      $  10.06
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        3.88%         2.60%         8.19%         6.24%         3.87%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................         .84%          .78%          .79%          .78%          .77%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................        1.16%         1.02%         1.04%          .89%          .93%
                                                                   ================================================================
Expenses ......................................................        1.16%         1.02%         1.04%          .89%          .93%
                                                                   ================================================================
Investment income -- net ......................................        4.49%         4.40%         4.78%         5.15%         5.18%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $ 21,357      $ 23,603      $ 20,647      $ 19,681      $ 22,053
                                                                   ================================================================
Portfolio turnover ............................................          22%           45%           49%           28%           41%
                                                                   ================================================================

*     Total investment returns exclude the effect of any sales charges.
**    Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


44                 ANNUAL REPORTS                JULY 31, 2007

                                                                               BlackRock New Jersey Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                            Institutional
                                                                   ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  10.64      $  10.73      $  10.24      $  10.21      $  10.43
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .51           .45           .48           .52           .50
Realized and unrealized gain (loss) -- net ....................        (.11)         (.09)          .48           .02          (.21)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .40           .36           .96           .54           .29
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.46)         (.45)         (.47)         (.51)         (.51)
    Realized gain -- net ......................................          --            --@           --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.46)         (.45)         (.47)         (.51)         (.51)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  10.58      $  10.64      $  10.73      $  10.24      $  10.21
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        3.80%         3.46%         9.60%         5.35%         2.75%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................         .61%          .81%          .83%          .81%          .83%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................         .95%          .93%         1.03%          .97%         1.03%
                                                                   ================================================================
Expenses ......................................................        1.04%          .93%         1.04%          .98%         1.03%
                                                                   ================================================================
Investment income -- net ......................................        4.60%         4.26%         4.54%         4.93%         4.88%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $173,234      $ 33,316      $ 25,325      $ 15,166      $ 23,582
                                                                   ================================================================
Portfolio turnover ............................................          15%           16%           48%           27%           34%
                                                                   ================================================================

                                                                              BlackRock Pennsylvania Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                            Institutional
                                                                   ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  11.18      $  11.39      $  11.12      $  11.03      $  11.16
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .52           .50           .51           .52           .54
Realized and unrealized gain (loss) -- net ....................        (.08)         (.21)          .27           .08          (.13)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .44           .29           .78           .60           .41
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.49)         (.50)         (.51)         (.51)         (.54)
    Realized gain -- net ......................................          --            --            --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.49)         (.50)         (.51)         (.51)         (.54)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  11.13      $  11.18      $  11.39      $  11.12      $  11.03
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        4.01%         2.59%         7.17%         5.57%         3.69%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................         .60%          .88%          .91%          .88%          .88%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................        1.05%         1.22%         1.13%          .96%         1.00%
                                                                   ================================================================
Expenses ......................................................        1.09%         1.23%         1.14%          .98%         1.01%
                                                                   ================================================================
Investment income -- net ......................................        4.51%         4.44%         4.55%         4.60%         4.81%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $486,395      $ 11,410      $  9,939      $ 10,536      $ 11,296
                                                                   ================================================================
Portfolio turnover ............................................          46%           23%           32%           58%           30%
                                                                   ================================================================


                 ANNUAL REPORTS                JULY 31, 2007                  45

                                                                                                         BlackRock       BlackRock
                                                                                                        New Jersey     Pennsylvania
                                                                                                         Municipal       Municipal
                                                                                                         Bond Fund       Bond Fund
                                                                                                       ----------------------------
                                                                                                                  Service
                                                                                                       ----------------------------
The following per share data and ratios have been derived                                              For the Period Oct. 2, 2006+
from information provided in the financial statements.                                                       to July 31, 2007
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ..................................................... $  10.84           $  11.35
                                                                                                       ----------------------------
            Investment income -- net** ...............................................................      .37                .38
            Realized and unrealized loss -- net ......................................................     (.26)              (.21)
                                                                                                       ----------------------------
            Total from investment operations .........................................................      .11                .17
                                                                                                       ----------------------------
            Less dividends from investment income -- net .............................................     (.37)              (.39)
                                                                                                       ----------------------------
            Net asset value, end of period ........................................................... $  10.58           $  11.13
                                                                                                       ----------------------------
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .......................................................      .96%@             1.48%@
                                                                                                       ============================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and/or reimbursement and excluding interest expense and fees .....      .85%*              .84%*
                                                                                                       ============================
            Expenses, net of waiver and/or reimbursement .............................................     1.19%*             1.29%*
                                                                                                       ============================
            Expenses .................................................................................     1.37%*             1.37%*
                                                                                                       ============================
            Investment income -- net .................................................................     4.36%*             4.27%*
                                                                                                       ============================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ................................................. $ 12,849           $  3,316
                                                                                                       ============================
            Portfolio turnover .......................................................................       15%                46%
                                                                                                       ============================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


46                 ANNUAL REPORTS                JULY 31, 2007

                                                                                           BlackRock      BlackRock      BlackRock
                                                                                            Florida      New Jersey    Pennsylvania
                                                                                           Municipal      Municipal      Municipal
                                                                                           Bond Fund      Bond Fund      Bond Fund
                                                                                           ----------------------------------------
                                                                                                         Investor A
                                                                                           ----------------------------------------
The following per share data and ratios have been derived                                       For the Period October 2, 2006+
from information provided in the financial statements.                                                 to July 31, 2007
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ......................................    $  10.40       $  10.85       $  11.36
                                                                                           ----------------------------------------
            Investment income -- net*** ...............................................         .33            .36            .38
            Realized and unrealized loss -- net .......................................        (.18)          (.25)          (.21)
                                                                                           ----------------------------------------
            Total from investment operations ..........................................         .15            .11            .17
                                                                                           ----------------------------------------
            Less dividends from investment income -- net ..............................        (.35)          (.37)          (.39)
                                                                                           ----------------------------------------
            Net asset value, end of period ............................................    $  10.20       $  10.59       $  11.14
                                                                                           ========================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........................................        1.42%@          .97%@         1.49%@
                                                                                           ========================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and/or reimbursement and excluding
              interest expense and fees ...............................................        1.10%*          .85%*          .83%*
                                                                                           ========================================
            Expenses, net of waiver and/or reimbursement ..............................        1.42%*         1.19%*         1.28%*
                                                                                           ========================================
            Expenses ..................................................................        1.42%*         1.32%*         1.39%*
                                                                                           ========================================
            Investment income -- net ..................................................        4.25%*         4.37%*         4.28%*
                                                                                           ========================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..................................    $  3,248       $ 15,693       $ 27,782
                                                                                           ========================================
            Portfolio turnover ........................................................          22%            15%            46%
                                                                                           ========================================

*     Annualized.
**    Total investment returns exclude the effect of sales changes.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  47

                                                                                BlackRock Florida Municipal Bond Fund
                                                                  -----------------------------------------------------------------
                                                                                           Investor A1
                                                                  -----------------------------------------------------------------
                                                                                    For the Year Ended July 31,
The following per share data and ratios have been derived         -----------------------------------------------------------------
from information provided in the financial statements.              2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........................    $  10.26      $  10.45      $  10.14      $  10.04      $  10.19
                                                                  -----------------------------------------------------------------
Investment income -- net** ...................................         .45           .45           .48           .52           .52
Realized and unrealized gain (loss) -- net ...................        (.06)         (.20)          .31           .10          (.15)
                                                                  -----------------------------------------------------------------
Total from investment operations .............................         .39           .25           .79           .62           .37
                                                                  -----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .................................        (.44)         (.44)         (.48)         (.52)         (.52)
    Realized gain -- net .....................................          --            --            --            --            --
                                                                  -----------------------------------------------------------------
Total dividends and distributions ............................        (.44)         (.44)         (.48)         (.52)         (.52)
                                                                  -----------------------------------------------------------------
Net asset value, end of year .................................    $  10.21      $  10.26      $  10.45      $  10.14      $  10.04
                                                                  =================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........................        3.78%         2.49%         7.98%         6.24%         3.66%
                                                                  =================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees ........................         .93%          .88%          .89%          .87%          .88%
                                                                  =================================================================
Expenses, net of waiver and/or reimbursement .................        1.25%         1.12%         1.14%          .99%         1.03%
                                                                  =================================================================
Expenses .....................................................        1.25%         1.12%         1.14%          .99%         1.03%
                                                                  =================================================================
Investment income -- net .....................................        4.42%         4.30%         4.68%         5.05%         5.08%
                                                                  =================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .......................    $ 51,685      $ 59,210      $ 59,586      $ 57,521      $ 57,610
                                                                  =================================================================
Portfolio turnover ...........................................          22%           45%           49%           28%           41%
                                                                  =================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


48                 ANNUAL REPORTS                JULY 31, 2007

                                                                               BlackRock New Jersey Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                             Investor A1
                                                                   ----------------------------------------------------------------
The following per share data and ratios have been derived                              For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  10.66      $  10.73      $  10.24      $  10.22      $  10.43
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .48           .44           .47           .51           .50
Realized and unrealized gain (loss) -- net ....................        (.10)         (.07)          .48           .01          (.21)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .38           .37           .95           .52           .29
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.45)         (.44)         (.46)         (.50)         (.50)
    Realized gain -- net ......................................          --            --@           --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.45)         (.44)         (.46)         (.50)         (.50)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  10.59      $  10.66      $  10.73      $  10.24      $  10.22
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        3.60%         3.55%         9.49%         5.14%         2.76%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................         .74%          .91%          .93%          .91%          .93%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................        1.08%         1.03%         1.13%         1.08%         1.13%
                                                                   ================================================================
Expenses ......................................................        1.19%         1.03%         1.14%         1.08%         1.13%
                                                                   ================================================================
Investment income -- net ......................................        4.46%         4.16%         4.45%         4.85%         4.79%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $ 39,546      $ 40,676      $ 34,618      $ 32,863      $ 27,868
                                                                   ================================================================
Portfolio turnover ............................................          15%           16%           48%           27%           34%
                                                                   ================================================================

                                                                              BlackRock Pennsylvania Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                             Investor A1
                                                                   ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.                 2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  11.20      $  11.41      $  11.13      $  11.05      $  11.17
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .50           .49           .50           .51           .53
Realized and unrealized gain (loss) -- net ....................        (.07)         (.26)          .28           .08          (.12)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .43           .23           .78           .59           .41
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.49)         (.44)         (.50)         (.51)         (.53)
    Realized gain -- net ......................................          --            --            --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.49)         (.44)         (.50)         (.51)         (.53)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  11.14      $  11.20      $  11.41      $  11.13      $  11.05
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        3.81%         2.49%         7.16%         5.37%         3.69%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................         .76%          .98%         1.01%          .98%          .98%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................        1.21%         1.32%         1.23%         1.06%         1.10%
                                                                   ================================================================
Expenses ......................................................        1.28%         1.33%         1.24%         1.08%         1.11%
                                                                   ================================================================
Investment income -- net ......................................        4.40%         4.34%         4.45%         4.50%         4.69%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $ 27,931      $ 26,987      $ 26,024      $ 25,432      $ 23,460
                                                                   ================================================================
Portfolio turnover ............................................          46%           23%           32%           58%           30%
                                                                   ================================================================


                 ANNUAL REPORTS                JULY 31, 2007                  49

                                                                                BlackRock Florida Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                              Investor B
                                                                   ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of year .......................     $  10.28      $  10.47      $  10.15      $  10.06      $  10.20
                                                                   ----------------------------------------------------------------
    Investment income -- net** ...............................          .41           .40           .44           .48           .48
    Realized and unrealized gain (loss) -- net ...............         (.07)         (.19)          .32           .09          (.14)
                                                                   ----------------------------------------------------------------
    Total from investment operations .........................          .34           .21           .76           .57           .34
                                                                   ----------------------------------------------------------------
    Less dividends from investment income -- net .............         (.39)         (.40)         (.44)         (.48)         (.48)
                                                                   ----------------------------------------------------------------
    Net asset value, end of year .............................     $  10.23      $  10.28      $  10.47      $  10.15      $  10.06
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
    Based on net asset value per share .......................         3.36%         2.08%         7.65%         5.70%         3.35%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses, net of waiver and/or reimbursement and excluding
      interest expense and fees ..............................         1.33%         1.29%         1.30%         1.28%         1.28%
                                                                   ================================================================
    Expenses, net of waiver and/or reimbursement .............         1.65%         1.52%         1.55%         1.40%         1.43%
                                                                   ================================================================
    Expenses .................................................         1.65%         1.52%         1.55%         1.40%         1.44%
                                                                   ================================================================
    Investment income -- net .................................         4.00%         3.90%         4.29%         4.64%         4.67%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of year (in thousands) ...................     $ 16,955      $ 25,614      $ 35,340      $ 41,705      $ 61,098
                                                                   ================================================================
    Portfolio turnover .......................................           22%           45%           49%           28%           41%
                                                                   ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


50                 ANNUAL REPORTS                JULY 31, 2007

                                                                                                      BlackRock          BlackRock
                                                                                                     New Jersey        Pennsylvania
                                                                                                      Municipal          Municipal
                                                                                                      Bond Fund          Bond Fund
                                                                                                    -------------------------------
                                                                                                               Investor B
                                                                                                    -------------------------------
The following per share data and ratios have been derived                                             For the Period Oct. 2, 2006+
from information provided in the financial statements.                                                      to July 31, 2007
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...............................................    $    10.84       $    11.35
                                                                                                    -------------------------------
            Investment income -- net*** ........................................................           .31              .33
            Realized and unrealized loss -- net ................................................          (.27)            (.22)
                                                                                                    -------------------------------
            Total from investment operations ...................................................           .04              .11
                                                                                                    -------------------------------
            Less dividends from investment income -- net .......................................          (.30)            (.33)
                                                                                                    -------------------------------
            Net asset value, end of period .....................................................    $    10.58       $    11.13
                                                                                                    ===============================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .................................................           .34%@            .93%@
                                                                                                    ===============================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and/or reimbursement and excluding interest expense and fees          1.60%*           1.51%*
                                                                                                    ===============================
            Expenses, net of waiver and/or reimbursement .......................................          1.94%*           1.96%*
                                                                                                    ===============================
            Expenses ...........................................................................          2.09%*           2.19%*
                                                                                                    ===============================
            Investment income -- net ...........................................................          3.61%*           3.60%*
                                                                                                    ===============================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...........................................    $    8,622       $    5,206
                                                                                                    ===============================
            Portfolio turnover .................................................................            15%              46%
                                                                                                    ===============================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  51

                                                            BlackRock New Jersey Municipal Bond Fund
                                                ----------------------------------------------------------------
                                                                          Investor B1
The following per share data                    ----------------------------------------------------------------
and ratios have been derived                                      For the Year Ended July 31,
from information provided in                    ----------------------------------------------------------------
the financial statements.                         2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  10.65      $  10.73      $  10.24      $  10.22      $  10.43
                                                ----------------------------------------------------------------
Investment income -- net** .................         .44           .40           .43           .46           .46
Realized and unrealized gain (loss) -- net .        (.10)         (.09)          .48           .02          (.22)
                                                ----------------------------------------------------------------
Total from investment operations ...........         .34           .31           .91           .48           .24
                                                ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...............        (.41)         (.39)         (.42)         (.46)         (.45)
    Realized gain -- net ...................          --            --+           --            --            --
                                                ----------------------------------------------------------------
Total dividends and distributions ..........        (.41)         (.39)         (.42)         (.46)         (.45)
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  10.58      $  10.65      $  10.73      $  10.24      $  10.22
                                                ================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........        3.19%         3.03%         9.04%         4.71%         2.34%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement
  and excluding interest expense and fees ..        1.14%         1.33%         1.34%         1.32%         1.34%
                                                ================================================================
Expenses, net of waiver
  and/or reimbursement .....................        1.48%         1.44%         1.54%         1.48%         1.54%
                                                ================================================================
Expenses ...................................        1.60%         1.44%         1.55%         1.49%         1.54%
                                                ================================================================
Investment income -- net ...................        4.05%         3.75%         4.06%         4.44%         4.37%
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $ 15,723      $ 20,920      $ 26,893      $ 31,781      $ 44,968
                                                ================================================================
Portfolio turnover .........................          15%           16%           48%           27%           34%
                                                ================================================================

                                                            BlackRock Pennsylvania Municipal Bond Fund
                                                ----------------------------------------------------------------
                                                                           Investor B1
The following per share data                    ----------------------------------------------------------------
and ratios have been derived                                       For the Year Ended July 31,
from information provided in                    ----------------------------------------------------------------
the financial statements.                         2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  11.18      $  11.39      $  11.12      $  11.03      $  11.16
                                                ----------------------------------------------------------------
Investment income -- net** .................         .45           .44           .46           .46           .49
Realized and unrealized gain (loss) -- net .        (.06)         (.21)          .27           .09          (.14)
                                                ----------------------------------------------------------------
Total from investment operations ...........         .39           .23           .73           .55           .35
                                                ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...............        (.44)         (.44)         (.46)         (.46)         (.48)
    Realized gain -- net ...................          --            --            --            --            --
                                                ----------------------------------------------------------------
Total dividends and distributions ..........        (.44)         (.44)         (.46)         (.46)         (.48)
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  11.13      $  11.18      $  11.39      $  11.12      $  11.03
                                                ================================================================
================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........        3.49%         2.07%         6.63%         5.04%         3.18%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement
  and excluding interest expense and fees ..        1.17%         1.39%         1.42%         1.38%         1.39%
                                                ================================================================
Expenses, net of waiver
  and/or reimbursement .....................        1.62%         1.73%         1.64%         1.47%         1.51%
                                                ================================================================
Expenses ...................................        1.70%         1.74%         1.65%         1.48%         1.52%
                                                ================================================================
Investment income -- net ...................        4.00%         3.93%         4.05%         4.09%         4.31%
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $ 12,856      $ 18,402      $ 23,965      $ 28,749      $ 43,099
                                                ================================================================
Portfolio turnover .........................          46%           23%           32%           58%           30%
                                                ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


52                 ANNUAL REPORTS                JULY 31, 2007

                                                                                            BlackRock      BlackRock     BlackRock
                                                                                             Florida      New Jersey   Pennsylvania
                                                                                            Municipal      Municipal     Municipal
                                                                                            Bond Fund      Bond Fund     Bond Fund
                                                                                           ----------------------------------------
                                                                                                          Investor C
                                                                                           ----------------------------------------
The following per share data and ratios have been derived                                      For the Period October 2, 2006+
from information provided in the financial statements.                                                 to July 31, 2007
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ......................................    $  10.40       $  10.84       $  11.35
                                                                                           ----------------------------------------
            Investment income -- net*** ...............................................         .26            .30            .30
            Realized and unrealized loss -- net .......................................        (.18)          (.27)          (.19)
                                                                                           ----------------------------------------
            Total from investment operations ..........................................         .08            .03            .11
                                                                                           ----------------------------------------
            Less dividends from investment income -- net ..............................        (.28)          (.30)          (.32)
                                                                                           ----------------------------------------
            Net asset value, end of period ............................................    $  10.20       $  10.57       $  11.14
                                                                                           ========================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........................................         .78%@          .25%@          .95%@
                                                                                           ========================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and/or reimbursement and excluding
              interest expense and fees ...............................................        1.89%*         1.60%*         1.60%*
                                                                                           ========================================
            Expenses, net of waiver and/or reimbursement ..............................        2.21%*         1.94%*         2.04%*
                                                                                           ========================================
            Expenses ..................................................................        2.21%*         2.09%*         2.15%*
                                                                                           ========================================
            Investment income -- net ..................................................        3.47%*         3.63%*         3.53%*
                                                                                           ========================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..................................    $  1,411       $  7,253       $  4,160
                                                                                           ========================================
            Portfolio turnover ........................................................          22%            15%            46%
                                                                                           ========================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                 ANNUAL REPORTS                JULY 31, 2007                  53

                                                                                BlackRock Florida Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                             Investor C1
                                                                   ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  10.26      $  10.45      $  10.14      $  10.04      $  10.18
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .41           .39           .43           .47           .47
Realized and unrealized gain (loss) -- net ....................        (.08)         (.19)          .31           .10          (.14)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .33           .20           .74           .57           .33
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.38)         (.39)         (.43)         (.47)         (.47)
    Realized gain -- net ......................................          --            --            --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.38)         (.39)         (.43)         (.47)         (.47)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  10.21      $  10.26      $  10.45      $  10.14      $  10.04
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        3.26%         1.98%         7.44%         5.70%         3.24%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................        1.44%         1.39%         1.40%         1.38%         1.38%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................        1.75%         1.62%         1.65%         1.50%         1.54%
                                                                   ================================================================
Expenses ......................................................        1.75%         1.62%         1.65%         1.50%         1.54%
                                                                   ================================================================
Investment income -- net ......................................        3.91%         3.80%         4.17%         4.54%         4.57%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $ 15,377      $ 17,472      $ 16,229      $ 13,381      $ 14,759
                                                                   ================================================================
Portfolio turnover ............................................          22%           45%           49%           28%           41%
                                                                   ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


54                 ANNUAL REPORTS                JULY 31, 2007

Financial Highlights (concluded)

                                                                               BlackRock New Jersey Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                             Investor C1
                                                                   ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  10.64      $  10.73      $  10.24      $  10.21      $  10.42
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .43           .39           .41           .45           .45
Realized and unrealized gain (loss) -- net ....................        (.09)         (.10)          .49           .02          (.22)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .34           .29           .90           .47           .23
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.40)         (.38)         (.41)         (.44)         (.44)
    Realized gain -- net ......................................          --            --@           --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.40)         (.38)         (.41)         (.44)         (.44)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  10.58      $  10.64      $  10.73      $  10.24      $  10.21
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        3.18%         2.83%         8.94%         4.71%         2.24%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................        1.24%         1.42%         1.44%         1.42%         1.44%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................        1.58%         1.53%         1.64%         1.58%         1.63%
                                                                   ================================================================
Expenses ......................................................        1.68%         1.54%         1.65%         1.59%         1.64%
                                                                   ================================================================
Investment income -- net ......................................        3.95%         3.65%         3.94%         4.34%         4.28%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $ 18,648      $ 19,634      $ 16,040      $ 14,903      $ 15,505
                                                                   ================================================================
Portfolio turnover ............................................          15%           16%           48%           27%           34%
                                                                   ================================================================

                                                                              BlackRock Pennsylvania Municipal Bond Fund
                                                                   ----------------------------------------------------------------
                                                                                             Investor C1
                                                                   ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  11.19      $  11.39      $  11.12      $  11.03      $  11.16
                                                                   ----------------------------------------------------------------
Investment income -- net** ....................................         .44           .43           .45           .45           .47
Realized and unrealized gain (loss) -- net ....................        (.07)         (.20)          .26           .09          (.13)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................         .37           .23           .71           .54           .34
                                                                   ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ..................................        (.43)         (.43)         (.44)         (.45)         (.47)
    Realized gain -- net ......................................          --            --            --            --            --
                                                                   ----------------------------------------------------------------
Total dividends and distributions .............................        (.43)         (.43)         (.44)         (.45)         (.47)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  11.13      $  11.19      $  11.39      $  11.12      $  11.03
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................        3.29%         2.06%         6.53%         4.93%         3.07%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and/or reimbursement and
  excluding interest expense and fees .........................        1.26%         1.48%         1.52%         1.49%         1.49%
                                                                   ================================================================
Expenses, net of waiver and/or reimbursement ..................        1.71%         1.82%         1.74%         1.57%         1.61%
                                                                   ================================================================
Expenses ......................................................        1.77%         1.84%         1.75%         1.59%         1.62%
                                                                   ================================================================
Investment income -- net ......................................        3.90%         3.83%         3.94%         3.99%         4.18%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ........................    $ 15,327      $ 15,642      $ 13,626      $ 13,260      $ 13,309
                                                                   ================================================================
Portfolio turnover ............................................          46%           23%           32%           58%           30%
                                                                   ================================================================


                 ANNUAL REPORTS                JULY 31, 2007                  55

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Multi-State Municipal Series Trust (consisting of Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund) was renamed BlackRock Multi-State Municipal Series Trust (the "Trust"), consisting of BlackRock Florida Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Effective October 2, 2006, BlackRock Florida Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, BlackRock Florida Municipal Bond Fund's Investor A and Investor C Shares commenced operations. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Service, Investor A, Investor B and Investor C Shares commenced operations. Institutional and Service Shares are sold only to certain eligible investors. Investor A and Investor A1 Shares are sold with a front-end sales charge. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase their returns and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the


56                 ANNUAL REPORTS                JULY 31, 2007
      contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- Each Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At July 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

--------------------------------------------------------------------------------
                                                     Range of
                                                     Interest        Underlying
                                   Liability       Rates on the       Municipal
                                      for          Liability of         Bonds
                                     Trust            Trust          Transferred
                                  Certificates     Certificates       to TOB's
--------------------------------------------------------------------------------
BlackRock
  Florida Municipal
  Bond Fund ...................    $10,437,500    3.675% - 3.74%     $22,331,350
BlackRock
  New Jersey
  Municipal
  Bond Fund ...................    $20,418,050    3.652% - 3.686%    $31,750,416
BlackRock
  Pennsylvania
  Municipal
  Bond Fund ...................    $58,410,000    3.652% - 3.701%    $91,376,117
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as


                 ANNUAL REPORTS                JULY 31, 2007                  57

TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(i) Bank overdraft -- BlackRock Florida Municipal Bond Fund recorded a bank overdraft which resulted from management estimates of available cash.

(j) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Funds' financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Funds' financial statements has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(k) Reclassification -- BlackRock New Jersey Municipal Bond Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $480,404 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of a permanent difference attributable to the expiration of capital loss carryovers. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc.


58                 ANNUAL REPORTS                JULY 31, 2007

("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006 (for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) and August 31, 2006 (for BlackRock Florida Municipal Bond Fund), shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Funds' manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Funds have also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Effective October 16, 2006, the Manager, with respect to BlackRock New Jersey Municipal Bond Fund, contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: .60% (for Institutional Shares), .90% (for Service and Investor A Shares), 1.74% (for Investor B Shares) and 1.75% (for Investor C Shares), until February 1, 2007. In addition to this contractual waiver, the Manager has voluntarily agreed to waive fees or expenses in order to limit expenses (excluding interest expense) as follows: .85% (for Service and Investor A Shares), .70% (for Investor A1 Shares), 1.60% (for Investor B and Investor C Shares), 1.10% (for Investor B1 Shares) and 1.20% (for Investor C1 Shares).

In addition, effective October 16, 2006, the Manager, with respect to BlackRock Pennsylvania Municipal Bond Fund, has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: .60% (for Institutional Shares), .90% (for Service Shares), .96% (for Investor A Shares) and 1.65% (for Investor B and Investor C Shares), until February 1, 2007. In addition to this contractual waiver, the Manager has voluntarily agreed to waive or reimburse fees or expenses (excluding interest expense) in order to limit expenses as follows: .85% (for Service and Investor A Shares), .70% (for Investor A1 Shares), 1.60% (for Investor B and Investor C Shares), 1.10% (for Investor B1 Shares) and 1.20% (for Investor C1 Shares). For the year ended July 31, 2007, the fees and waivers were as follows:

--------------------------------------------------------------------------------
                                                           Fees          Fees
                                                          Earned        Waived
--------------------------------------------------------------------------------
BlackRock New Jersey
  Municipal Bond Fund ..............................    $1,401,820    $  245,191
BlackRock Pennsylvania
  Municipal Bond Fund ..............................    $2,670,321    $  206,384
--------------------------------------------------------------------------------

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

The Manager (and previously FAM) has agreed to reimburse its advisory fee for each Fund by the amount of advisory fee each Fund pays to the Manager (and previously FAM) indirectly through each Fund's investment as described below. For the year ended July 31, 2007, the reimbursements were as follows:

--------------------------------------------------------------------------------
                                                     For the          For the
                                                     Period           Period
                                                     Aug. 1,         Sept. 29,
                                                    2006 to          2006 to
                                                    Sept. 29,        July 31,
                                                      2006             2007
                                                   Reimbursed      Reimbursed by
                          Investment                 by FAM         the Manager
--------------------------------------------------------------------------------
BlackRock Florida         CMA Florida
  Municipal Bond          Municipal Money
  Fund ............       Fund                       $     4           $    19
BlackRock New             CMA New Jersey
  Jersey Municipal        Municipal Money
  Bond Fund .......       Fund                       $   522           $17,909
BlackRock
  Pennsylvania            CMA Pennsylvania
  Municipal Bond          Municipal
  Fund ............       Money Fund                 $   425           $36,269
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                JULY 31, 2007                  59

Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Service Fees
--------------------------------------------------------------------------------
                                    BlackRock       BlackRock        BlackRock
                                     Florida        New Jersey      Pennsylvania
                                    Municipal       Municipal        Municipal
                                    Bond Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Service ........................        --             .25%            .25%
Investor A .....................       .25%            .25%            .25%
Investor A1 ....................       .10%            .10%            .10%
Investor B .....................       .25%            .25%            .25%
Investor B1 ....................        --             .25%            .25%
Investor C .....................       .25%            .25%            .25%
Investor C1 ....................       .25%            .25%            .25%
--------------------------------------------------------------------------------

                                                 Distribution Fees
--------------------------------------------------------------------------------
                                    BlackRock       BlackRock        BlackRock
                                     Florida        New Jersey      Pennsylvania
                                    Municipal       Municipal        Municipal
                                    Bond Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Investor B .....................       .25%            .75%            .75%
Investor B1 ....................        --             .25%            .25%
Investor C .....................       .75%            .75%            .75%
Investor C1 ....................       .35%            .35%            .35%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker- dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the year ended July 31, 2007, FAMD, the Funds' sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of each of the Funds' Investor A and Investor A1 Shares as follows:

--------------------------------------------------------------------------------
                                    BlackRock       BlackRock        BlackRock
                                     Florida        New Jersey      Pennsylvania
                                    Municipal       Municipal        Municipal
                                    Bond Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Investor A:
FAMD .....................           $ 2,159           $ 3,130         $ 2,304
MLPF&S ...................           $24,905           $29,478         $28,147
BDI ......................                --           $ 1,089         $ 6,191
--------------------------------------------------------------------------------
Investor A1:
FAMD .....................            $   23            $  682         $   214
MLPF&S ...................            $  385            $5,598         $ 1,650
BDI ......................                --            $3,381         $ 2,892
--------------------------------------------------------------------------------

For the year ended July 31, 2007, affiliates received contingent deferred sales charges relating to Investor B, Investor B1, Investor C and Investor C1 Shares as follows:

--------------------------------------------------------------------------------
                                    BlackRock       BlackRock        BlackRock
                                     Florida        New Jersey      Pennsylvania
                                    Municipal       Municipal        Municipal
                                    Bond Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Investor B ..................        $15,476           $16,108         $ 6,229
Investor B1 .................             --           $ 6,214         $ 8,001
Investor C ..................        $     1           $   970         $   902
Investor C1 .................        $ 1,489           $   737         $    95
--------------------------------------------------------------------------------

In addition, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers relating to Investor A Shares as follows:

--------------------------------------------------------------------------------
                                    BlackRock       BlackRock        BlackRock
                                     Florida        New Jersey      Pennsylvania
                                    Municipal       Municipal        Municipal
                                    Bond Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Investor A ..................          --            $3,258             --
--------------------------------------------------------------------------------


60                 ANNUAL REPORTS                JULY 31, 2007

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of the Funds' shares. During the period September 29, 2006 to July 31, 2007, the following amounts have been accrued by the Funds to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                Call Center Fees
--------------------------------------------------------------------------------
                                    BlackRock       BlackRock        BlackRock
                                     Florida        New Jersey      Pennsylvania
                                    Municipal       Municipal        Municipal
                                    Bond Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Institutional ..................      $  280          $1,080          $3,420
Service ........................          --          $1,250          $  110
Investor A .....................      $   40          $  300          $  980
Investor A1 ....................      $1,070          $  890          $  690
Investor B .....................      $  450          $  300          $  270
Investor B1 ....................          --          $  330          $  450
Investor C .....................      $   20          $   60          $   70
Investor C1 ....................      $  170          $  290          $  150
--------------------------------------------------------------------------------

For the year ended July 31, 2007, each Fund reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                        For the Period           For the Period
                                           Aug. 1,                 Sept. 29,
                                           2006 to                  2006 to
                                        Sept. 29, 2006           July 31, 2007
                                          Reimbursed             Reimbursed to
                                            to FAM                the Manager
--------------------------------------------------------------------------------
BlackRock Florida
  Municipal Bond Fund .........             $  531                  $1,836
BlackRock New Jersey
  Municipal Bond Fund .........             $  524                  $4,697
BlackRock Pennsylvania
  Municipal Bond Fund .........             $  313                  $9,481
--------------------------------------------------------------------------------

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Funds' transfer agent. Prior to September 29, 2006, the Funds' transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, FDS, FAMD, Merrill Lynch, MLIM and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                  Purchases            Sales
--------------------------------------------------------------------------------
BlackRock Florida Municipal
  Bond Fund ..............................       $ 28,686,939       $ 39,788,992
BlackRock New Jersey Municipal
  Bond Fund ..............................       $ 69,013,570       $ 39,668,209
BlackRock Pennsylvania Municipal
  Bond Fund ..............................       $232,048,164       $240,772,241
--------------------------------------------------------------------------------

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was as follows:

--------------------------------------------------------------------------------
                                                 For the             For the
                                                Year Ended         Year Ended
                                                 July 31,           July 31,
                                                  2007                2006
--------------------------------------------------------------------------------
BlackRock Florida Municipal
  Bond Fund ............................      $ (15,475,630)      $  (3,569,331)
BlackRock New Jersey Municipal
  Bond Fund ............................      $ 181,194,576       $  12,420,544
BlackRock Pennsylvania Municipal
  Bond Fund ............................      $ 518,881,095       $     244,580
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        291,385     $ 3,030,158
Shares issued to shareholders in
  reinvestment of dividends ....................         36,193         375,732
                                                     ---------------------------
Total issued ...................................        327,578       3,405,890
Shares redeemed ................................       (535,478)     (5,561,470)
                                                     ---------------------------
Net decrease ...................................       (207,900)    $(2,155,580)
                                                     ===========================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        795,565     $ 8,233,760
Shares issued to shareholders in
  reinvestment of dividends ....................         34,571         357,839
                                                     ---------------------------
Total issued ...................................        830,136       8,591,599
Shares redeemed ................................       (507,208)     (5,255,153)
                                                     ---------------------------
Net increase ...................................        322,928     $ 3,336,446
                                                     ===========================


                 ANNUAL REPORTS                JULY 31, 2007                  61

--------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund (continued)
--------------------------------------------------------------------------------
Investor A Shares for the
Period October 2, 2006+ to                                             Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        335,598     $ 3,480,112
Shares issued to shareholders in
  reinvestment of dividends ....................          5,488          56,511
                                                     ---------------------------
Total issued ...................................        341,086       3,536,623
Shares redeemed ................................        (22,763)       (233,843)
                                                     ---------------------------
Net increase ...................................        318,323     $ 3,302,780
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        329,891     $ 3,409,766
Automatic conversion of shares .................         24,851         256,611
Shares issued to shareholders in
  reinvestment of dividends ....................         75,542         782,889
                                                     ---------------------------
Total issued ...................................        430,284       4,449,266
Shares redeemed ................................     (1,137,514)    (11,821,822)
                                                     ---------------------------
Net decrease ...................................       (707,230)    $(7,372,556)
                                                     ===========================

--------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        527,848     $ 5,463,162
Automatic conversion of shares .................        243,585       2,516,457
Shares issued to shareholders in
  reinvestment of dividends ....................         91,450         945,045
                                                     ---------------------------
Total issued ...................................        862,883       8,924,664
Shares redeemed ................................       (796,776)     (8,221,713)
                                                     ---------------------------
Net increase ...................................         66,107     $   702,951
                                                     ===========================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         19,231     $   199,151
Shares issued to shareholders in
  reinvestment of dividends ....................         27,451         285,087
                                                     ---------------------------
Total issued ...................................         46,682         484,238
                                                     ---------------------------
Automatic conversion of shares .................        (24,804)       (256,611)
Shares redeemed ................................       (855,644)     (8,879,336)
                                                     ---------------------------
Total redeemed .................................       (880,448)     (9,135,947)
                                                     ---------------------------
Net decrease ...................................       (833,766)    $(8,651,709)
                                                     ===========================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         57,971     $   601,017
Shares issued to shareholders in
  reinvestment of dividends ....................         33,304         344,967
                                                     ---------------------------
Total issued ...................................         91,275         945,984
                                                     ---------------------------
Automatic conversion of shares .................       (243,160)     (2,516,457)
Shares redeemed ................................       (733,191)     (7,590,028)
                                                     ---------------------------
Total redeemed .................................       (976,351)    (10,106,485)
                                                     ---------------------------
Net decrease ...................................       (885,076)    $(9,160,501)
                                                     ===========================

--------------------------------------------------------------------------------
Investor C Shares for the
Period October 2, 2006+ to                                             Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        139,623     $ 1,445,646
Shares issued to shareholders in
  reinvestment of dividends ....................            691           7,109
                                                     ---------------------------
Total issued ...................................        140,314       1,452,755
Shares redeemed ................................         (2,005)        (20,901)
                                                     ---------------------------
Net increase ...................................        138,309     $ 1,431,854
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         90,509     $   934,432
Shares issued to shareholders in
  reinvestment of dividends ....................         26,319         272,746
                                                     ---------------------------
Total issued ...................................        116,828       1,207,178
Shares redeemed ................................       (313,232)     (3,237,597)
                                                     ---------------------------
Net decrease ...................................       (196,404)    $(2,030,419)
                                                     ===========================

--------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        573,431     $ 5,936,278
Shares issued to shareholders in
  reinvestment of dividends ....................         25,304         261,367
                                                     ---------------------------
Total issued ...................................        598,735       6,197,645
Shares redeemed ................................       (449,648)     (4,645,872)
                                                     ---------------------------
Net increase ...................................        149,087     $ 1,551,773
                                                     ===========================

--------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended July 31, 2007                                    Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................    15,107,431     $161,596,332
Shares issued resulting
  from reorganization ..........................    12,623,088      136,064,267
Shares issued to shareholders in
  reinvestment of dividends ....................        47,250          503,184
                                                   -----------------------------
Total issued ...................................    27,777,769      298,163,783
Shares redeemed ................................   (14,530,074)    (155,327,851)
                                                   -----------------------------
Net increase ...................................    13,247,695     $142,835,932
                                                   =============================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        964,976     $10,272,414
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ............................         34,893         370,812
                                                     ---------------------------
Total issued ...................................        999,869      10,643,226
Shares redeemed ................................       (230,789)     (2,453,141)
                                                     ---------------------------
Net increase ...................................        769,080     $ 8,190,085
                                                     ===========================


62                 ANNUAL REPORTS                JULY 31, 2007

--------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund (continued)
--------------------------------------------------------------------------------
Service Shares for the
Period October 2, 2006+ to                                             Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        321,331     $ 3,432,330
Shares issued resulting from
  reorganization ...............................      1,277,790      13,770,748
Shares issued to shareholders in
  reinvestment of dividends ....................         25,159         270,682
                                                     ---------------------------
Total issued ...................................      1,624,280      17,473,760
Shares redeemed ................................       (409,303)     (4,376,910)
                                                     ---------------------------
Net increase ...................................      1,214,977     $13,096,850
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A Shares for the Period
October 2, 2006+ to                                                    Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        982,922     $10,622,153
Shares issued resulting
  from reorganization ..........................        642,864       6,934,573
Shares issued to shareholders in
  reinvestment of dividends ....................         21,040         226,230
                                                     ---------------------------
Total issued ...................................      1,646,826      17,782,956
Shares redeemed ................................       (164,504)     (1,759,132)
                                                     ---------------------------
Net increase ...................................      1,482,322     $16,023,824
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        284,091     $ 3,045,802
Automatic conversion of shares .................         49,715         532,905
Shares issued to shareholders in
  reinvestment of dividends ....................         86,895         937,248
                                                     ---------------------------
Total issued ...................................        420,701       4,515,955
Shares redeemed ................................       (503,201)     (5,422,697)
                                                     ---------------------------
Net decrease ...................................        (82,500)    $  (906,742)
                                                     ===========================

--------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        208,943     $ 2,220,603
Automatic conversion of shares .................        143,613       1,527,300
Shares issued resulting from
  reorganization ...............................        563,945       5,972,178
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ............................         74,164         788,558
                                                     ---------------------------
Total issued ...................................        990,665      10,508,639
Shares redeemed ................................       (398,716)     (4,231,990)
                                                     ---------------------------
Net increase ...................................        591,949     $ 6,276,649
                                                     ===========================

--------------------------------------------------------------------------------
Investor B Shares for the Period
October 2, 2006+ to                                                    Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         31,037     $   334,569
Shares issued resulting from
  reorganization ...............................        955,090      10,293,000
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ............................         20,550         221,281
                                                     ---------------------------
Total issued ...................................      1,006,677      10,848,850
Shares redeemed ................................       (191,557)     (2,062,283)
                                                     ---------------------------
Net increase ...................................        815,120     $ 8,786,567
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor B1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         22,341     $   233,261
Shares issued to shareholders in
  reinvestment of dividends ....................         30,286         326,520
                                                     ---------------------------
Total issued ...................................         52,627         559,781
                                                     ---------------------------
Automatic conversion of shares .................        (49,761)       (532,905)
Shares redeemed ................................       (481,609)     (5,183,132)
                                                     ---------------------------
Total redeemed .................................       (531,370)     (5,716,037)
                                                     ---------------------------
Net decrease ...................................       (478,743)    $(5,156,256)
                                                     ===========================

--------------------------------------------------------------------------------
Investor B1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         75,601     $   803,353
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ............................         36,197         384,750
                                                     ---------------------------
Total issued ...................................        111,798       1,188,103
                                                     ---------------------------
Automatic conversion of shares .................       (143,732)     (1,527,300)
Shares redeemed ................................       (509,703)     (5,409,374)
                                                     ---------------------------
Total redeemed .................................       (653,435)     (6,936,674)
                                                     ---------------------------
Net decrease ...................................       (541,637)    $(5,748,571)
                                                     ===========================

--------------------------------------------------------------------------------
Investor C Shares for the Period
October 2, 2006+ to                                                    Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        596,823     $ 6,437,766
Shares issued resulting from
  reorganization ...............................        139,982       1,508,301
Shares issued to shareholders in
  reinvestment of dividends ....................          8,672          92,924
                                                     ---------------------------
Total issued ...................................        745,477       8,038,991
Shares redeemed ................................        (59,516)       (635,360)
                                                     ---------------------------
Net increase ...................................        685,961     $ 7,403,631
                                                     ===========================

+     Commencement of operations.


                 ANNUAL REPORTS                JULY 31, 2007                  63

--------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund (concluded)
--------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         80,325     $   856,962
Shares issued to shareholders in
  reinvestment of dividends ....................         43,167         465,414
                                                     ---------------------------
Total issued ...................................        123,492       1,322,376
Shares redeemed ................................       (204,930)     (2,211,606)
                                                     ---------------------------
Net decrease ...................................        (81,438)    $  (889,230)
                                                     ===========================

--------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        486,689     $ 5,166,459
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ............................         31,114         330,567
                                                     ---------------------------
Total issued ...................................        517,803       5,497,026
Shares redeemed ................................       (168,574)     (1,794,645)
                                                     ---------------------------
Net increase ...................................        349,229     $ 3,702,381
                                                     ===========================

--------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................    45,132,346     $505,293,421
Shares issued resulting from
  reorganization ...............................    46,579,938      526,677,144
Shares issued to shareholders in
  reinvestment of dividends ....................        51,078          575,901
                                                   -----------------------------
Total issued ...................................    91,763,362    1,032,546,466
Shares redeemed ................................   (49,076,517)    (550,101,506)
                                                   -----------------------------
Net increase ...................................    42,686,845   $  482,444,960
                                                   =============================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        258,690     $ 2,907,065
Shares issued to shareholders in
  reinvestment of dividends ....................         19,170         215,636
                                                     ---------------------------
Total issued ...................................        277,860       3,122,701
Shares redeemed ................................       (130,146)     (1,461,780)
                                                     ---------------------------
Net increase ...................................        147,714     $ 1,660,921
                                                     ===========================

--------------------------------------------------------------------------------
Service Shares for the Period
October 2, 2006+ to                                                    Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        266,284     $ 2,996,184
Shares issued resulting from
  reorganization ...............................        352,040       3,981,223
Shares issued to shareholders in
  reinvestment of dividends ....................          4,636          52,252
                                                     ---------------------------
Total issued ...................................        622,960       7,029,659
Shares redeemed ................................       (325,045)     (3,660,436)
                                                     ---------------------------
Net increase ...................................        297,915     $ 3,369,223
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A Shares for the
Period October 2, 2006+ to                                             Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        340,268     $ 3,841,878
Shares issued resulting from
  reorganization ...............................      2,414,744      27,333,039
Shares issued to shareholders in
  reinvestment of dividends ....................         69,146         779,778
                                                     ---------------------------
Total issued ...................................      2,824,158      31,954,695
Shares redeemed ................................       (330,379)     (3,733,251)
                                                     ---------------------------
Net increase ...................................      2,493,779     $28,221,444
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        237,782     $ 2,679,413
Automatic conversion of shares .................         32,084         361,452
Shares issued to shareholders in
  reinvestment of dividends ....................         58,218         657,469
                                                     ---------------------------
Total issued ...................................        328,084       3,698,334
Shares redeemed ................................       (231,123)     (2,606,866)
                                                     ---------------------------
Net increase ...................................         96,961     $ 1,091,468
                                                     ===========================

--------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        186,476     $ 2,100,586
Automatic conversion of shares .................        175,276       1,971,520
Shares issued to shareholders in
  reinvestment of dividends ....................         53,112         598,166
                                                     ---------------------------
Total issued ...................................        414,864       4,670,272
Shares redeemed ................................       (286,415)     (3,220,475)
                                                     ---------------------------
Net increase ...................................        128,449     $ 1,449,797
                                                     ===========================

--------------------------------------------------------------------------------
Investor B Shares for the
Period October 2, 2006+ to                                             Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         16,950     $   191,566
Shares issued resulting from
  reorganization ...............................        622,139       7,035,673
Shares issued to shareholders in
  reinvestment of dividends ....................         13,672         154,119
                                                     ---------------------------
Total issued ...................................        652,761       7,381,358
Shares redeemed ................................       (185,063)     (2,085,361)
                                                     ---------------------------
Net increase ...................................        467,698     $ 5,295,997
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor B1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................          1,997     $    25,143
Shares issued to shareholders in
  reinvestment of dividends ....................         26,808         302,593
                                                     ---------------------------
Total issued ...................................         28,805         327,736
                                                     ---------------------------
Automatic conversion of shares .................        (32,125)       (361,452)
Shares redeemed ................................       (486,729)     (5,486,613)
                                                     ---------------------------
Total redeemed .................................       (518,854)     (5,848,065)
                                                     ---------------------------
Net decrease ...................................       (490,049)    $(5,520,329)
                                                     ===========================


64                 ANNUAL REPORTS                JULY 31, 2007

--------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund (concluded)
--------------------------------------------------------------------------------
Investor B1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         22,583     $   256,222
Shares issued to shareholders in
  reinvestment of dividends ....................         37,037         416,986
                                                     ---------------------------
Total issued ...................................         59,620         673,208
                                                     ---------------------------
Automatic conversion of shares .................       (175,472)     (1,971,520)
Shares redeemed ................................       (342,329)     (3,848,140)
                                                     ---------------------------
Total redeemed .................................       (517,801)     (5,819,660)
                                                     ---------------------------
Net decrease ...................................       (458,181)    $(5,146,452)
                                                     ===========================

--------------------------------------------------------------------------------
Investor C Shares for the
Period October 2, 2006+ to                                             Dollar
July 31, 2007                                            Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        252,006     $ 2,834,147
Shares issued resulting from
  reorganization ...............................        142,420       1,611,617
Shares issued to shareholders in
  reinvestment of dividends ....................          5,227          58,812
                                                     ---------------------------
Total issued ...................................        399,653       4,504,576
Shares redeemed ................................        (26,100)       (293,499)
                                                     ---------------------------
Net increase ...................................        373,553     $ 4,211,077
                                                     ===========================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2007                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         53,806     $   610,382
Shares issued to shareholders in
  reinvestment of dividends ....................         32,544         367,187
                                                     ---------------------------
Total issued ...................................         86,350         977,569
Shares redeemed ................................       (107,580)     (1,210,314)
                                                     ---------------------------
Net decrease ...................................        (21,230)    $  (232,745)
                                                     ===========================

--------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2006                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        271,153     $ 3,052,105
Shares issued to shareholders in
  reinvestment of dividends ....................         28,373         319,214
                                                     ---------------------------
Total issued ...................................        299,526       3,371,319
Shares redeemed ................................        (97,038)     (1,091,005)
                                                     ---------------------------
Net increase ...................................        202,488     $ 2,280,314
                                                     ===========================

5. Short-Term Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under the Funds' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. If amounts are borrowed, the Funds will pay a commitment fee of .06% per annum based on the Funds' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Funds did not borrow under the credit agreement during the year ended July 31, 2007.

6. Distributions to Shareholders:

BlackRock Florida Municipal Bond Fund

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                     7/31/2007       7/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ............................    $ 4,795,811     $ 5,414,484
                                                    ----------------------------
Total distributions ............................    $ 4,795,811     $ 5,414,484
                                                    ============================

As of July 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income -- net .......................    $   123,464
Undistributed long-term capital gains -- net .................             --
                                                                  -----------
Total undistributed earnings -- net ..........................        123,464
Capital loss carryforward ....................................     (3,819,605)*
Unrealized gains -- net ......................................      2,496,858**
                                                                  -----------
Total accumulated losses -- net ..............................    $(1,199,283)
                                                                  ===========

* On July 31, 2007, the Fund had a net capital loss carryforward of $3,819,605, of which $2,653,250 expires in 2008, $1,118,328 expires in
      2009 and $48,027 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between the book and tax treatment of residual interests in tender option bond trusts.

BlackRock New Jersey Municipal Bond Fund

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                     7/31/2007       7/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
        Tax-exempt income ......................    $10,641,372     $ 4,195,562
        Ordinary income ........................             --          36,642
                                                    ----------------------------
Total distributions ............................    $10,641,372     $ 4,232,204
                                                    ============================


                 ANNUAL REPORTS                JULY 31, 2007                  65

Notes to Financial Statements (concluded)

As of July 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $    204,096
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................         204,096
Capital loss carryforward ...................................     (13,900,412)*
Unrealized gains -- net .....................................      10,125,587**
                                                                 ------------
Total accumulated losses -- net .............................    $ (3,570,729)
                                                                 ============

* On July 31, 2007, the Fund had a net capital loss carryforward of $13,900,412, of which $2,652,175 expires in 2008, $5,171,785 expires in
      2009, $2,530,579 expires in 2010, $2,693,662 expires in 2011, $724,595 expires in 2012 and $127,616 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

BlackRock Pennsylvania Municipal Bond Fund

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                     7/31/2007       7/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
        Tax-exempt income ......................    $21,184,436     $ 2,993,729
                                                    ----------------------------
Total distributions ............................    $21,184,436     $ 2,993,729
                                                    ============================

As of July 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $     67,542
Undistributed ordinary income -- net ........................          52,925
Undistributed long-term capital gains -- net ................       1,446,596
                                                                 ------------
Total undistributed earnings -- net .........................       1,567,063
Capital loss carryforward ...................................     (33,757,476)*
Unrealized gains -- net .....................................      16,173,088**
                                                                 ------------
Total accumulated losses -- net .............................    $(16,017,325)
                                                                 ============

* On July 31, 2007, the Fund had a net capital loss carryforward of $33,757,476, of which $8,306,024 expires in 2009, $15,329,699 expires in
      2010 and $10,121,753 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

7. Acquisition of BlackRock New Jersey Municipal Bond Portfolio:

On October 16, 2006, BlackRock New Jersey Municipal Bond Fund ("New Jersey") acquired all of the net assets of BlackRock New Jersey Municipal Bond Portfolio of BlackRock FundsSM ("New Jersey Portfolio") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 14,779,831 shares of beneficial interest of New Jersey Portfolio for 15,638,814 shares of beneficial interest of New Jersey. New Jersey Portfolio's net assets on that date of $168,570,889, including $1,114 of undistributed net investment income, $7,814,395 of accumulated net realized losses and $9,619,775 of net unrealized appreciation were combined with those of New Jersey. The aggregate net assets immediately after the acquisition amounted to $284,238,836.

8. Acquisition of BlackRock Pennsylvania Municipal Bond Portfolio:

On October 16, 2006, BlackRock Pennsylvania Municipal Bond Fund ("Pennsylvania") acquired all of the net assets of BlackRock Pennsylvania Municipal Bond Portfolio of BlackRock FundsSM ("Pennsylvania Portfolio") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 55,239,351 shares of beneficial interest of Pennsylvania Portfolio for 50,111,281 shares of beneficial interest of Pennsylvania. Pennsylvania Portfolio's net assets on that date of $566,638,696, including $67,797 of undistributed net investment income, $39,792,392 of accumulated net realized losses and $29,003,543 of net unrealized appreciation were combined with those of Pennsylvania. The aggregate net assets immediately after the acquisition amounted to $639,941,230.


66                 ANNUAL REPORTS                JULY 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Florida Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund (formerly Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund, respectively), three of the portfolios constituting BlackRock Multi-State Municipal Series Trust (formerly Merrill Lynch Multi-State Municipal Series Trust) (the "Trust"), as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of BlackRock Florida Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund as of July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 26, 2007


                 ANNUAL REPORTS                JULY 31, 2007                  67

Officers and Trustees

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee         Held by Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    present  Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Trustee               Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha**        Trustee      1995 to  Director, The China Business Group, Inc.      37 Funds        None
P.O. Box 9095                           present  since 1996 and Executive Vice President       57 Portfolios
Princeton, NJ 08543-9095                         thereof from 1996 to 2003; Chairman of the
1944                                             Board, Berkshire Holding Corporation since
                                                 1980; Partner, Squire, Sanders & Dempsey
                                                 from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot           Trustee      2005 to  Professor, Harvard University since 1992;     37 Funds        None
P.O. Box 9095                           present  Professor, Massachusetts Institute of         57 Portfolios
Princeton, NJ 08543-9095                         Technology from 1986 to 1992.
1957
------------------------------------------------------------------------------------------------------------------------------------


68                 ANNUAL REPORTS                JULY 31, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee         Held by Trustee
====================================================================================================================================
Independent Trustees* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills**               Trustee      2002 to  Member of the Committee of Investment of      37 Funds        Kimco Realty
P.O. Box 9095                           present  Employee Benefit Assets of the Association    57 Portfolios   Corporation
Princeton, NJ 08543-9095                         of Financial Professionals ("CIEBA") since
1935                                             1986; Member of CIEBA's Executive Committee
                                                 since 1988 and its Chairman from 1991 to
                                                 1992; Assistant Treasurer of International
                                                 Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and
                                                 Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State
                                                 of New York Common Retirement Fund from 1989
                                                 to 2006; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to
                                                 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since
                                                 2004; Director, LaSalle Street Fund from
                                                 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and
                                                 Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998, its Vice
                                                 Chairman from 2000 to 2006, and Chairman,
                                                 thereof, since 2006; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London          Trustee      1987 to  Professor Emeritus, New York University       37 Funds        None
P.O. Box 9095                           present  since 2005; John M. Olin Professor of         57 Portfolios
Princeton, NJ 08543-9095                         Humanities, New York University from 1993 to
1939                                             2005; and Professor thereof from 1980 to
                                                 2005; President, Hudson Institute since 1997
                                                 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University
                                                 from 1976 to 1993; Distinguished Fellow,
                                                 Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of
                                                 Directors of Vigilant Research, Inc. since
                                                 2006; Member of the Board of Directors for
                                                 Grantham University since 2006; Director of
                                                 AIMS since 2006; Director of Reflex Security
                                                 since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since
                                                 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses
                                                 from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo        Trustee      2000 to  Shareholder, Modrall, Sperling, Roehl,        37 Funds        None
P.O. Box 9095                           present  Harris & Sisk, P.A. since 1993; President,    57 Portfolios
Princeton, NJ 08543-9095                         American Bar Association from 1995 to 1996
1942                                             and Member of the Board of Governors thereof
                                                 from 1994 to 1997; Shareholder, Poole, Kelly
                                                 and Ramo, Attorneys at Law P.C. from 1977 to
                                                 1993; Director of ECMC Group (service
                                                 provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute since
                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------


                 ANNUAL REPORTS                JULY 31, 2007                  69

Officers and Trustees (concluded)

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee         Held by Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Trustee      2002 to  Principal of STI Management (investment       37 Funds        None
P.O. Box 9095                           present  adviser) from 1994 to 2005; Chairman and CEO  57 Portfolios
Princeton, NJ 08543-9095                         of Salomon Brothers Asset Management Inc.
1936                                             from 1992 to 1995; Chairman of Salomon
                                                 Brothers Equity Mutual Funds from 1992 to
                                                 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at
                                                 Salomon Brothers Inc. from 1975 to 1991;
                                                 Trustee, Commonfund from 1980 to 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Co-Chairman of the Board of Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Trust        Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to     Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011              President    present     Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ 08543-9011   and          and 1999    in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
1960                       Treasurer    to present  thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen ClarkChief           Fund         2007 to     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present     BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ 08543-9011   Officer                  2007; Principal and Senior Compliance Officer, State Street Global Advisors,
1965                                                from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of
                                                    Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                    Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Secretary    2004 to     Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011                           2007        from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                            with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                                Princeton Services from 2004 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                           Further information about the Fund's Officers and Trustees is available in the Fund's Statement of
                           Additional Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Address of the Funds

P.O. Box 9011
Princeton, NJ 08543-9011


70                 ANNUAL REPORTS                JULY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


                 ANNUAL REPORTS                JULY 31, 2007                  71

BlackRock Funds (concluded)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Funds' Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal years with the Commission on Form N-Q. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


72                 ANNUAL REPORTS                JULY 31, 2007

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


                 ANNUAL REPORTS                JULY 31, 2007                  73

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


74                 ANNUAL REPORTS                JULY 31, 2007

These reports are transmitted to shareholders only. They are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


                                                                       BLACKROCK

                                                                  #MBFLNJPA-7/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -    Principal Accountant Fees and Services

                        (a) Audit Fees             (b) Audit-Related Fees(1)         (c) Tax Fees(2)           (d) All Other Fees

                    Current        Previous         Current        Previous      Current        Previous     Current      Previous
                     Fiscal      Fiscal Year         Fiscal         Fiscal      Fiscal Year      Fiscal       Fiscal     Fiscal Year
  Entity Name       Year End         End            Year End       Year End        End          Year End     Year End        End
  -----------       --------     -----------        --------       --------     -----------     --------     --------    -----------
BlackRock
Florida
Municipal Bond
Fund                $51,350        $26,500             $0             $0          $6,100         $6,000         $0           $0

BlackRock
New Jersey
Municipal Bond
Fund                $51,350        $26,500             $0           $12,900       $6,100         $6,000         $0           $0

BlackRock
Pennsylvania
Municipal Bond
Fund                $50,350        $25,500             $0           $12,900       $6,100         $6,000         $0           $0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) 0%

(f) Not Applicable

(g) Affiliates' Aggregate Non-Audit Fees:

                              Entity Name                  Current Fiscal Year End      Previous Fiscal Year End
                              -----------                  -----------------------      ------------------------

                 BlackRock Florida Municipal Bond Fund             $712,933                    $2,192,750

                 BlackRock New Jersey Municipal Bond               $712,933                    $2,205,650
                 Fund

                 BlackRock Pennsylvania Municipal Bond             $712,933                    $2,205,650
                 Fund

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $225,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Multi-State Municipal Series Trust

Date: September 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Multi-State Municipal Series Trust

Date: September 20, 2007


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock Multi-State Municipal Series Trust

Date: September 20, 2007